Exhibit 99.2

Quarterly Supplemental

1st Quarter 2020

WHOLE FOODS MARKET
Pinecrest Place
Miami, FL
Market at Springwoods Village
Houston, TX
target
Harris Teeter
Pharmacy
Gateway 101
San Jose, CA
Shops at Erwin Mill
Raleigh, NC

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

March 31, 2020

Forward-Looking Statements and Non-GAAP Measures Disclosures	i

Earnings Press Release	v

Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures	9

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of Development and Redevelopment	17

Major Redevelopment Pipeline	19

Real Estate Information:

Leasing Statistics	20

Average Base Rent by CBSA	21

Significant Tenant Rents	22

Tenant Lease Expirations	23

Portfolio Summary Report by State	24

Components of NAV	40

Glossary of Terms	42

Forward-Looking Statements and Non-GAAP Measures Disclosures

March 31, 2020

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q  and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Relating to the COVID-19 Pandemic

•

Pandemics or other health crises may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets, and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to the Retail Industry

•	Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses.
•	Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows.
•	Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow.
•	Our success depends on the success and continued presence of “anchor” tenants.
•	A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful.
•	We may be unable to collect balances due from tenants in bankruptcy.

Risk Factors Related to Real Estate Investments and Operations

•	We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability.
•	Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income.
•	We face risks associated with development, redevelopment and expansion of properties.
•	We face risks associated with the development of mixed-use commercial properties.
•	We face risks associated with the acquisition of properties.
•	We face risks if we expand into new markets.
•	We may be unable to sell properties when desired because of market conditions.

Supplemental Information	i

•

Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected.

•	Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees.
•	Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change.
•	An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties
•	Loss of our key personnel may adversely affect our business and operations.
•	We face competition from numerous sources, including other REITs and other real estate owners.
•	Costs of environmental remediation may reduce our cash flow available for distribution to stock and unit holders.
•	Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures.
•

The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnership and Joint Ventures

•	We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued.
•	The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

•	Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings.
•	We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets.
•	We depend on external sources of capital, which may not be available in the future on favorable terms or at all.
•	Our debt financing may adversely affect our business and financial condition.
•	Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition.
•	Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations.
•

Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

•

The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to our Company and the Market Price for Our Securities

•	Changes in economic and market conditions may adversely affect the market price of our securities.
•	There is no assurance that we will continue to pay dividends at historical rates.
•	Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks.

Risk Factors Related to Laws and Regulations

•	If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates.
•	Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business.
•	Dividends paid by REITs generally do not qualify for reduced tax rates.
•	Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT.

Supplemental Information	ii

•	Legislative or other actions affecting REITs may have a negative effect on us.
•	Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities.
•	Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control.
•	The issuance of the Parent Company's capital stock may delay or prevent a change in control.

Non-GAAP Measures Disclosures

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP.  The pro-rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio.

•	The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.

•

The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated partnerships.

•

A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item.

We do not control the unconsolidated partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items.  The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which generally provide for such allocations according to their invested capital.  Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share.

The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:

•

The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and

•	Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information.

Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement.

Supplemental Information	iii

The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:

•

NAREIT Funds From Operations (NAREIT FFO):  The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs.  The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

•

Net Operating Income (NOI):  The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties.  The Company provides a reconciliation of Net Income Attributable to Common Stockholders to pro-rata NOI.

•

Core Operating Earnings:  The Company believes Core Operating Earnings, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties.  The Company provides a reconciliation of NAREIT FFO to Core Operating Earnings.

•

Same Property NOI:  The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets.  Same Property NOI excludes all development, non-same property and corporate level revenue and expenses.  The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Supplemental Information	iv

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com

Regency Centers Reports First Quarter 2020 Results and Provides Business Update Related to COVID-19

JACKSONVILLE, FL (May 7, 2020) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended March 31, 2020, and provided a  business update related to COVID-19.

First Quarter 2020 Highlights

•	For the three months ended March 31, 2020, Net (Loss) Income Attributable to Common Stockholders (“Net Loss”) of ($0.15) per diluted share.
•	First quarter NAREIT Funds From Operations (“NAREIT FFO”) of $0.98 per diluted share.
•

Same property Net Operating Income (“NOI”), excluding termination fees, declined by 0.7%, as compared to the same period in 2019 driven by known bankruptcy moveouts and a higher rate of uncollectible lease income related to the COVID-19 pandemic.

•	As of March 31, 2020, the same property portfolio was 95.0% leased.
•	Total comparable leasing volume of 1.5 million square feet of new and renewal leases, with trailing twelve month rent spreads of 7.4%.
•	In January, Regency sold two properties for a gross sales price of $98.4 million. The Company also purchased additional interests in two joint venture properties for a total of $60.5 million.
•

The Company further strengthened its liquidity position through the settlement of its 2019 forward equity sales under its at-the-market program (“ATM”) at a weighted average sale prices of $67.99 per share, generating $125.8 million in net proceeds together with a line draw of $500 million on its existing revolving credit facility, bringing total liquidity to $1.3 billion.

•	At March 31, 2020, net debt-to-operating EBITDAre ratio on a pro-rata basis was 5.3x.
•	On May 4, 2020, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.595 per share.

COVID-19 Business Update Highlights

•	The Company’s 416 properties have remained open and operating during the entirety of the COVID-19 pandemic.
•	As of the end of April, approximately 40% of Regency’s tenants were closed based on pro-rata Annual Base Rent (“ABR”).
•	62% of April 2020 pro-rata base rent was collected through May 5, 2020.

“Throughout this challenging time, Regency has continued to focus on the well-being of our team members, tenants, and the people in the neighborhoods that our properties serve. We are very proud of our dedicated teams throughout the country, as they have worked closely with tenants and vendors to ensure our properties are operating safely and our tenants are able to continue to seamlessly provide essential goods and services to our communities during this critical time,” said Lisa Palmer, President and Chief Executive Officer. “While there are still many challenges in front of us, we are confident that Regency is well-positioned to succeed over the long term due to our high-quality portfolio with a focus on necessity, convenience, and value retailers, our healthy balance sheet, the long term value creation opportunities in our development and redevelopment pipeline, and most importantly, our phenomenal team,” continued Palmer.

Supplemental Information	v

First Quarter 2020 Results

Regency reported Net Loss for the first quarter of ($25.3) million, or ($0.15) per diluted share, compared to Net Income Attributable to Common Stockholders of $90.4 million, or $0.54 per diluted share, for the same period in 2019. Net Loss in the first quarter of 2020 included a non-cash goodwill impairment charge of $132.1 million, or $0.78 per diluted share. The market disruptions related to the significant economic impacts of the COVID-19 pandemic triggered evaluation of reporting unit fair values for goodwill recoverability. The Company reported NAREIT FFO for the first quarter of $166.1 million, or $0.98 per diluted share, compared to $159.8 million, or $0.95 per diluted share, for the same period in 2019. The Company reported Core Operating Earnings for the first quarter of $153.7 million, or $0.91 per diluted share, compared to $152.7 million, or $0.91 per diluted share, for the same period in 2019.

First quarter same property NOI, excluding termination fees, declined by 0.7% compared to the same period in 2019. Same property NOI in the first quarter of 2020 was negatively impacted by known bankruptcy related moveouts and a higher rate of uncollectible lease income driven by changes in expectations of collectability for certain tenants given the COVID-19 pandemic. For operating leases in which collectability of lease income is considered less than probable, lease income is recognized on a cash basis and all previously recognized lease income that has not been collected is reversed in the period in which the lease income is determined not to be probable of collection.

As of March 31, 2020, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships, was 94.5% leased. The same property portfolio was 95.0% leased. Within the same property portfolio, anchor percent leased, which includes spaces greater than 10,000 square feet, was 97.1%, a decline of 10 basis points sequentially, primarily driven by the known bankruptcy-related moveout of Barneys New York at 101 7th Avenue. Same property shop percent leased, which includes spaces less than 10,000 square feet, was 91.4%. For the three months ended March 31, 2020, Regency executed 1.5 million square feet of comparable new and renewal leases at blended rent spreads of 4.1%. For the trailing twelve months, the Company executed 6.8 million square feet of comparable new and renewal leases at blended rents spreads of 7.4%.

As previously disclosed, in January of 2020, the Company closed on the acquisition of additional interests in two properties. These acquisitions include a joint venture partner’s 70% interest in Country Walk Plaza in Miami for $27.7 million and an additional 16.6% interest in Town & Country Center in Los Angeles for $32.8 million, bringing Regency’s total interest in Town & Country Center to 35%. In January, the Company sold Young Circle Shopping Center in Hollywood, FL, and Stonewall Shopping Center in Gainesville, VA, for a combined gross sales price of $98.4 million. Subsequent to quarter end, Regency closed on the sale of its joint venture interest in Kent Place, located in Denver, CO, to its joint venture partner for $9.8 million.

Business Update Related to COVID-19

During the quarter, the Company successfully managed the transition of all team members to working remotely. Regency’s property and asset management teams continue to respond appropriately to any onsite, tenant and property management requests, while following all applicable safety and social distancing guidelines. Regency’s 416 shopping centers have remained open and operating throughout the pandemic and in compliance with government-imposed COVID-19 guidelines and mandates.

Regency has made direct contact with its 8,000+ tenants to assess each individual tenant’s current status and COVID-19 related impacts. The Company continues to provide an extensive support system for its tenants including a COVID-19 Tenant Resources webpage available on the Company’s website, hosting tenant webinars, and the creation of its “Social Distancing, Made Easier” campaign which offers tenants support and resources to help navigate the current environment and generate awareness through digital and social media channels. As of the end of April 2020, approximately 40% of the Company’s tenants were closed due to COVID-19 related mandated restrictions or had voluntarily closed. Tenants have since begun to reopen in states where closure mandates have been partially lifted.

A presentation providing additional information regarding COVID-19 business updates and impacts is posted on the Company’s website at investors.regencycenters.com.

Supplemental Information	vi

Rent Collections

As of May 5, 2020, the Company collected 62% of April pro-rata base rent.

April Rent Collections

Type*	Tenant Categories	% of Total ABR	April Base Rent Collected
Essential - Retail/Services	Grocers, drugstores, mass merchandisers, banks, pet stores, office supplies, medical, etc.	43%	93%
Essential - Restaurants		19%	41%

Quick Service	Fast food, QSRs, limited service	12%	45%

Full Service	Casual dining, table service, fine dining	7%	34%

Other Retail/Services	Soft goods, Personal Service, professional service, fitness, other	38%	37%
Total Portfolio		100%	62%
*	Essential retailers defined as those that supply or provide consumers and essential businesses with any basic necessary goods and services; definition varies across municipalities.

Investments

In light of the COVID-19 pandemic, the Company continues to evaluate the impacts to scope, investment, tenancy, timing, and return on investment on all in-process and future pipeline projects to determine the most appropriate direction of each project. As of the end of 2019, the Company had approximately $350 million of in-process developments and redevelopments, with nearly $225 million remaining to be invested.  As of the date of this release, the Company now expects to invest approximately $80 million to meet its lease obligations, municipal requirements, and life safety matters related to in-process projects and has selectively deferred investment of approximately $145 million of in-process projects through phasing of its investment or by pausing construction as it continues its assessment of the pandemic impacts. The Company is also reviewing its extensive pipeline of value-add redevelopments that are currently in pre-development and has flexibility to defer future capital commitments. The Company will provide further details on the status of its projects in subsequence announcements, as warranted.

The Company has terminated the purchase agreement for the acquisition in Southern California that had been previously referenced and has no further investments under contract at this time.

Liquidity

Regency has taken additional steps to further strengthen its financial position and balance sheet, to enhance its financial liquidity, and to provide financial flexibility amid the evolving effects of the COVID-19 pandemic. During the quarter, the Company settled its forward equity sales under its ATM program of approximately $125 million and drew an additional $500 million from its existing $1.25 billion revolving credit facility. As of March 31, 2020, Regency had a cash balance of approximately $735 million and $545 million available under its revolving credit facility, which together represent total liquidity of $1.3 billion. Regency has no unsecured debt maturities until 2022, and features a low debt to EBITDAre ratio of 5.3x as of March 31, 2020. Subsequent to March 31, 2020, Regency’s co-investment partnerships refinanced $225.5 million of their 2020 maturing mortgage loans. Regency’s pro-rata share of remaining 2020 maturities is approximately $48 million.

Supplemental Information	vii

ATM Equity Program

Regency’s ATM equity program expired on March 31, 2020, together with the expiration of its shelf registration statement. As a matter of due course, and following the previously announced filing of its shelf registration statement, the Company intends to renew its ATM equity program in the second quarter of 2020. The terms and size of the program are expected to be consistent with its previous ATM equity program.

Dividend

On May 4, 2020, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.595 per share. The dividend is payable on May 26, 2020, to shareholders of record as of May 18, 2020.

Guidance

Due to the continued uncertainty and disruption from COVID-19, on March 30, 2020, the Company withdrew its 2020 guidance that had been provided on February 12, 2020. The Company will evaluate resumption of guidance in the future as the impact of COVID-19 on its tenants’ business and the Company’s business is better understood.

Conference Call Information

To discuss Regency’s first quarter results and provide further business updates related to COVID-19, management will host a conference call on Friday, May 8, 2020, at 11:00 a.m. ET. Dial-in and webcast information is listed below.

First Quarter 2020 Earnings Conference Call

Date:Friday, May 8, 2020

Time:11:00 a.m. ET

Dial#:877-407-0789 or 201-689-8562

Webcast:investors.regencycenters.com

Replay

Webcast Archive: Investor Relations page under Events & Webcasts

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Since NAREIT FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in

Supplemental Information	viii

occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

Core Operating Earnings is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to NAREIT FFO to Core Operating Earnings.

Reconciliation of Net (Loss) Income Attributable to Common Stockholders to NAREIT FFO and Core Operating

Earnings - Actual (in thousands)

For the Periods Ended March 31, 2020 and 2019	Three Months Ended		Year to Date
	2020	2019	2020	2019
Reconciliation of Net Income to NAREIT FFO:

Net (Loss) Income Attributable to Common Stockholders	$(25,332)	90,446	$(25,332)	90,446
Adjustments to reconcile to NAREIT Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	96,632	104,498	96,632	104,498
Goodwill impairment	132,128	-	132,128	-
Gain on sale of real estate	(37,952)	(37,052)	(37,952)	(37,052)
Provision for impairment of real estate	784	1,672	784	1,672
Exchangeable operating partnership units	(115)	190	(115)	190
NAREIT Funds From Operations	$166,145	159,754	$166,145	159,754

Reconciliation of NAREIT FFO to Core Operating Earnings:

NAREIT Funds From Operations	$166,145	159,754	$166,145	159,754
Adjustments to reconcile to Core Operating Earnings (1):
Early extinguishment of debt	-	10,591	-	10,591
Interest on bonds for period from notice to redemption	-	367	-	367
Straight line rent, net	676	(4,168)	676	(4,168)
Above/below market rent amortization, net	(12,729)	(13,336)	(12,729)	(13,336)
Debt premium/discount amortization	(410)	(527)	(410)	(527)
Core Operating Earnings	$153,682	152,681	$153,682	152,681

Weighted Average Shares For Diluted Earnings per Share	167,908	167,717	167,908	167,717

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	169,039	168,067	169,039	168,067
(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

Supplemental Information	ix

Reconciliation of Net (Loss) Income Attributable to Common Stockholders to Pro-Rata Same

Property NOI – Actual (in thousands)

For the Periods Ended March 31, 2020 and 2019	Three Months Ended		Year to Date
	2020	2019	2020	2019
Net (Loss) Income Attributable to Common Stockholders	$(25,332)	90,446	$(25,332)	90,446
Less:
Management, transaction, and other fees	(6,816)	(6,972)	(6,816)	(6,972)
Other(1)	(13,810)	(18,967)	(13,810)	(18,967)
Plus:
Depreciation and amortization	89,295	97,194	89,295	97,194
General and administrative	13,705	21,300	13,705	21,300
Other operating expense	1,337	1,134	1,337	1,134
Other expense	137,266	31,171	137,266	31,171
Equity in income (loss) of investments in real estate excluded from NOI (2)	15,483	(5,630)	15,483	(5,630)
Net income attributable to noncontrolling interests	549	1,047	549	1,047
NOI	211,677	210,723	211,677	210,723

Less non-same property NOI (3)	(8,360)	(7,740)	(8,360)	(7,740)

Same Property NOI	$203,317	202,983	$203,317	202,983

Same Property NOI without Termination Fees	$201,179	202,525	$201,179	202,525

Same Property NOI without Termination Fees or Redevelopments	$181,157	182,749	$181,157	182,749
(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its first quarter 2020 supplemental information package that may help investors estimate earnings for 2020. A copy of the Company’s first quarter 2020 supplemental information will be available on the Company's website at https://investors.regencycenters.com/ or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended March 31, 2020. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NASDAQ: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

###

Supplemental Information	x

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.

Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements except as required by law. These risks and events include, without limitation:

Risk Factors Related to the COVID-19 Pandemic

Pandemics or other health crises may adversely affect our tenants’ financial condition, the profitability of our properties, our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to the Retail Industry

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow, and increase our operating expenses; Shifts in retail sales and delivery methods between brick and mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues and cash flows; Changing economic and detail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow; Our success depends on the success and continued presence of “anchor” tenants; A significant percentage of our revenues are derived from smaller “shop space” tenants and our net income may be adversely impacted if our smaller shop tenants are not successful; We may be unable to collect balances due from tenants in bankruptcy.

Risk Factors Related to Real Estate Investments and Operations

We are subject to numerous laws and regulations that may adversely affect our operations or expose us to liability; Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income; We face risks associated with development, redevelopment and expansion of properties; We face risks associated with the development of mixed-use commercial properties; We face risks associated with the acquisition of properties; We face risks if we expand into new markets; We may be unable to sell properties when desired because of market conditions; Certain of the properties in our portfolio are subject to ground leases; if we are unable to renew a ground lease, purchase the fee simple interest, or are found to be in breach of a ground lease, we may be adversely affected; Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees; Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change; An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties; Loss of our key personnel may adversely affect our business and operations; We face competition from numerous sources, including other REITs and other real estate owners; Costs of environmental remediation may reduce our cash flow available for distribution to

Supplemental Information	xi

stock and unit holders; Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unexpected expenditures; The unauthorized access, use, theft or destruction of tenant or employee personal, financial or other data or of Regency’s proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liability and loss of revenues.

Risk Factors Related to Our Partnership and Joint Ventures

We do not have voting control over all of the properties owned in our co-investment partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued; The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings; We may acquire properties or portfolios of properties through tax-deferred contribution transactions, which may result in stockholder dilution and limit our ability to sell such assets; We depend on external sources of capital, which may not be available in the future on favorable terms or at all; Our debt financing may adversely affect our business and financial condition; Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition; Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations; Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us; The interest rates on our Unsecured Credit facilities as well as on our variable rate mortgages and interest rate swaps might change based on changes to the method in which LIBOR or its replacement rate is determined.

Risk Factors Related to our Company and the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities; There is no assurance that we will continue to pay dividends at historical rates; Enhanced focus on corporate responsibility and sustainability, specifically related to environmental, social and governance matters, may impose additional costs and expose us to new risks.

Risk Factors Related to Laws and Regulations

If the Parent Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates; Recent changes to the U.S. tax laws may have a significant negative impact on the overall economy, our tenants, our investors, and our business; Dividends paid by REITs generally do not qualify for reduced tax rates; Certain foreign stockholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT; Legislative or other actions affecting REITs may have a negative effect on us; Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities; Restrictions on the ownership of the Parent Company's capital stock to preserve its REIT status may delay or prevent a change in control; The issuance of the Parent Company's capital stock may delay or prevent a change in control.

Supplemental Information	xii

Summary Financial Information

March 31, 2020

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Financial Results

Net (loss) income attributable to common stockholders (page 4)	($25,332)	$90,446	($25,332)	$90,446
Net (loss) income per diluted share	($0.15)	$0.54	($0.15)	$0.54

NAREIT Funds From Operations (NAREIT FFO) (page 9)	$166,145	$159,754	$166,145	$159,754
NAREIT FFO per diluted share	$0.98	$0.95	$0.98	$0.95

Core Operating Earnings (previously Operating FFO) (page 9)	$153,682	$152,681	$153,682	$152,681
Core Operating Earnings per diluted share	$0.91	$0.91	$0.91	$0.91

Same Property NOI without termination fees (page 8)	$201,179	$202,525	$201,179	$202,525
% growth	-0.7%		-0.7%

Operating EBITDAre (page 10)	$200,172	$199,479	$200,172	$199,479

Dividends paid per share and unit	$0.595	$0.585	$0.595	$0.585
Payout ratio of Core Operating Earnings per share (diluted)	65.4%	64.3%	65.4%	64.3%

Diluted share and unit count

Weighted average shares (diluted) - Net (loss) income	167,908	167,717	167,908	167,717
Weighted average shares (diluted) - NAREIT FFO and Core Operating Earnings	169,039	168,067	169,039	168,067

_________________________________________________________________________________________________

	As of	As of	As of	As of
	3/31/20	12/31/19	12/31/18	12/31/17
Capital Information

Market price per common share	$38.43	$63.09	$58.47	$69.18

Common shares outstanding	169,621	167,571	167,905	171,365
Exchangeable units held by noncontrolling interests	765	746	350	350
Common shares and equivalents issued and outstanding	170,386	168,317	168,255	171,715
Market equity value of common and convertible shares	$6,547,921	$10,619,161	$9,837,840	$11,879,231

Outstanding debt	$4,945,484	$4,445,591	$4,241,758	$4,115,588
Less: cash	(736,845)	(115,562)	(45,190)	(49,381)
Net debt	$4,208,639	$4,330,029	$4,196,568	$4,066,207

Total market capitalization	$10,756,560	$14,949,190	$14,034,408	$15,945,438

Debt metrics (pro-rata; trailing 12 months "TTM")

Net Debt-to-Operating EBITDAre	5.3x	5.4x	5.3x	5.4x
Fixed charge coverage	4.3x	4.3x	4.2x	4.1x

Supplemental Information	1

Summary Real Estate Information

March 31, 2020

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Number of properties	416	419	422	421	419
Number of retail operating properties	408	412	412	410	408
Number of same properties (1)	399	396	400	401	401
Number of properties in redevelopment	16	19	17	15	13
Number of properties in development	3	3	7	8	8

Gross Leasable Area (GLA) - All properties	52,226	52,607	52,988	52,693	52,604
GLA including retailer-owned stores - All properties	56,314	56,695	57,076	56,781	56,692
GLA - Retail operating properties	51,284	52,109	51,952	51,498	51,370
GLA - Same properties (1)	50,089	49,892	50,344	50,426	50,357
GLA - Properties in redevelopment (2)	3,736	4,515	3,279	2,759	2,399
GLA - Properties in development	215	215	816	975	1,014

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	42,496	42,769	43,046	42,761	42,672
GLA including retailer-owned stores - All properties	46,584	46,857	47,134	46,849	46,760
GLA - Retail operating properties	41,626	42,334	42,140	41,776	41,655
GLA - Same properties (1) (3)	40,568	40,569	40,519	40,517	40,447
Spaces > 10,000 sf (1) (3)	25,600	25,614	25,603	25,598	25,559
Spaces < 10,000 sf (1) (3)	14,968	14,955	14,916	14,919	14,888
GLA - Properties in redevelopment (2)	3,384	3,976	2,742	2,176	1,826
GLA - Properties in development	136	134	668	838	870

% leased - All properties	94.5%	94.8%	94.8%	94.7%	94.6%
% leased - Retail operating properties	95.0%	95.0%	95.1%	95.0%	95.0%
% leased - Same properties (1) (3)	95.0%	95.1%	95.1%	95.0%	95.0%
Spaces > 10,000 sf (1) (3)	97.1%	97.2%	97.1%	96.9%	96.9%
Spaces < 10,000 sf (1) (3)	91.4%	91.5%	91.8%	91.7%	91.6%
Average % leased - Same properties (3)	95.1%	95.2%	95.2%	95.3%	95.6%
% commenced - Same properties (3)(4)	92.9%	92.9%	93.1%	93.1%	93.3%

Same property NOI growth - YTD (see page 8)	0.2%	2.3%	2.3%	2.5%	2.5%
Same property NOI growth without termination fees - YTD (see page 8)	(0.7%)	2.1%	2.1%	2.1%	2.9%
Same property NOI growth without termination fees or redevelopments - YTD (see page 8)	(0.9%)	2.0%	2.0%	2.1%	2.6%
Rent spreads - Trailing 12 months (5) (see page 22)	7.4%	8.5%	7.9%	8.9%	8.4%

(1)

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods.  Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Effective 1Q20, Costa Verde Center, Sequoia Station and Pleasanton Plaza were moved out of the same property pool. Costa Verde Center is being positioned for significant redevelopment. Sequoia Station and Pleasanton Plaza are being repositioned to operate as non-retail assets.

(2)	Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)	Prior periods adjusted for current same property pool.
(4)	Excludes leases that are signed but have not yet commenced.
(5)	Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Supplemental Information	2

Consolidated Balance Sheets

March 31, 2020 and December 31, 2019

(in thousands)

	2020	2019
	(unaudited)
Assets
Net real estate investments:
Real estate assets at cost	$11,137,612	$11,095,294
Less: accumulated depreciation	1,829,005	1,766,162
	9,308,607	9,329,132
Investments in real estate partnerships	489,500	469,522
Net real estate investments	9,798,107	9,798,654

Properties held for sale	27,889	45,565
Cash, cash equivalents, and restricted cash	736,845	115,562
Tenant and other receivables	148,058	169,337
Deferred leasing costs, net	77,100	76,798
Acquired lease intangible assets, net	228,819	242,822
Right of use assets	290,993	292,786
Other assets	260,500	390,729

Total assets	$11,568,311	$11,132,253

Liabilities and Equity
Liabilities:
Notes payable	$3,445,400	$3,435,161
Unsecured credit facilities	969,457	484,383
Total notes payable	4,414,857	3,919,544

Accounts payable and other liabilities	194,835	213,705
Acquired lease intangible liabilities, net	413,108	427,260
Lease liabilities	221,703	222,918
Tenants' security, escrow deposits, and prepaid rent	48,573	58,865
Total liabilities	5,293,076	4,842,292

Equity:
Stockholders' Equity:
Common stock, $.01 par	1,696	1,676
Additional paid in capital	7,756,439	7,631,731
Accumulated other comprehensive income (loss)	(25,531)	(11,997)
Distributions in excess of net income	(1,533,182)	(1,408,062)
Total stockholders' equity	6,199,422	6,213,348
Noncontrolling Interests:
Exchangeable operating partnership units	36,744	36,100
Limited partners' interest	39,069	40,513
Total noncontrolling interests	75,813	76,613
Total equity	6,275,235	6,289,961

Total liabilities and equity	$11,568,311	$11,132,253

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	3

Consolidated Statements of Operations

For the Periods Ended March 31, 2020 and 2019

(in thousands)

(unaudited)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Revenues:
Lease income	$274,537	277,303	$274,537	277,303
Other property income	2,305	1,982	2,305	1,982
Management, transaction, and other fees	6,816	6,972	6,816	6,972
Total revenues	283,658	286,257	283,658	286,257

Operating Expenses:
Depreciation and amortization	89,295	97,194	89,295	97,194
Operating and maintenance	42,369	40,638	42,369	40,638
General and administrative	13,705	21,300	13,705	21,300
Real estate taxes	35,887	34,155	35,887	34,155
Other operating expense	1,337	1,134	1,337	1,134
Total operating expenses	182,593	194,421	182,593	194,421

Other Expense (Income):
Interest expense, net	37,436	37,752	37,436	37,752
Goodwill impairment	132,128	-	132,128	-
Provision for impairment of real estate, net of tax	784	1,672	784	1,672
Gain on sale of real estate, net of tax	(38,005)	(16,490)	(38,005)	(16,490)
Early extinguishment of debt	-	10,591	-	10,591
Net investment loss (income)	4,923	(2,354)	4,923	(2,354)
Total other expense (income)	137,266	31,171	137,266	31,171

(Loss) income from operations before equity in income of
investments in real estate partnerships	(36,201)	60,665	(36,201)	60,665

Equity in income of investments in real estate partnerships	11,418	30,828	11,418	30,828

Net (loss) income	(24,783)	91,493	(24,783)	91,493

Noncontrolling Interests:
Exchangeable operating partnership units	115	(190)	115	(190)
Limited partners' interests in consolidated partnerships	(664)	(857)	(664)	(857)
Income attributable to noncontrolling interests	(549)	(1,047)	(549)	(1,047)

Net (loss) income attributable to common stockholders	$(25,332)	90,446	$(25,332)	90,446

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended March 31, 2020 and 2019

(in thousands)

		Three Months Ended		Year to Date
		2020	2019	2020	2019
	Revenues:
*	Base rent	$196,124	193,326	$196,124	193,326
*	Recoveries from tenants	63,316	61,133	63,316	61,133
*	Percentage rent	3,488	3,241	3,488	3,241
*	Termination Fees	544	380	544	380
*	Uncollectible lease income	(4,052)	(864)	(4,052)	(864)
*	Other lease income	2,163	2,019	2,163	2,019
	Straight line rent on lease income	74	4,615	74	4,615
	Above/below market rent amortization	12,880	13,453	12,880	13,453
	Lease income	274,537	277,303	274,537	277,303

*	Other property income	2,305	1,982	2,305	1,982

	Property management fees	3,878	3,764	3,878	3,764
	Asset management fees	1,838	1,777	1,838	1,777
	Leasing commissions and other fees	1,100	1,431	1,100	1,431
	Management, transaction, and other fees	6,816	6,972	6,816	6,972

	Total revenues	283,658	286,257	283,658	286,257

	Operating Expenses:
	Depreciation and amortization (including FF&E)	89,295	97,194	89,295	97,194

*	Operating and maintenance	38,517	36,537	38,517	36,537
*	Ground rent	2,792	3,091	2,792	3,091
*	Termination expense	200	-	200	-
	Straight line rent on ground rent	440	646	440	646
	Above/below market ground rent amortization	420	364	420	364
	Operating and maintenance	42,369	40,638	42,369	40,638

	Gross general & administrative	17,639	18,772	17,639	18,772
	Stock-based compensation	3,764	3,951	3,764	3,951
	Capitalized direct development compensation costs	(3,412)	(3,762)	(3,412)	(3,762)
	General & administrative, net	17,991	18,961	17,991	18,961
	Loss on deferred compensation plan(1)	(4,286)	2,339	(4,286)	2,339
	General & administrative	13,705	21,300	13,705	21,300

*	Real estate taxes	35,887	34,155	35,887	34,155

	Other expenses	588	962	588	962
	Development pursuit costs	749	172	749	172
	Other operating expenses	1,337	1,134	1,337	1,134

	Total operating expenses	182,593	194,421	182,593	194,421

	Other Expense (Income):
	Gross interest expense	36,571	36,301	36,571	36,301
	Derivative amortization	1,650	2,115	1,650	2,115
	Debt cost amortization	1,353	1,287	1,353	1,287
	Debt premium/discount amortization	(420)	(531)	(420)	(531)
	Capitalized interest	(1,175)	(1,016)	(1,175)	(1,016)
	Interest income	(543)	(404)	(543)	(404)
	Interest expense, net	37,436	37,752	37,436	37,752

	Provision for impairment of real estate, net of tax	784	1,672	784	1,672
	Goodwill impairment	132,128	-	132,128	-
	Gain on sale of real estate, net of tax	(38,005)	(16,490)	(38,005)	(16,490)
	Early extinguishment of debt	-	10,591	-	10,591
	Net investment loss (income) (1)	4,923	(2,354)	4,923	(2,354)

	Total other expense (income)	137,266	31,171	137,266	31,171

*	Component of Net Operating Income
(1)

The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense. The expense is offset by unrealized gains of assets held in the pain which is included in Net investment income.

These consolidated supplemental details of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

March 31, 2020 and December 31, 2019

(in thousands)

	Noncontrolling Interests		Share of JVs
	2020	2019	2020	2019
Assets
Real estate assets at cost	$(94,660)	(93,476)	$1,392,550	1,366,504
Less: accumulated depreciation	(14,715)	(14,264)	419,993	413,833
Net real estate investments	(79,945)	(79,212)	972,557	952,671

Cash, cash equivalents, and restricted cash	(2,845)	(2,941)	22,589	12,202
Tenant and other receivables	(2,143)	(2,333)	22,222	25,224
Deferred leasing costs, net	(1,179)	(1,157)	15,334	15,436
Acquired lease intangible assets, net	(695)	(747)	11,121	11,230
Right of use assets	(1,674)	(1,699)	5,651	5,705
Other assets	(62)	(147)	18,408	17,545

Total assets	$(88,543)	(88,236)	$1,067,882	1,040,013

Liabilities
Notes payable	$(42,804)	(42,803)	$530,626	526,047
Accounts payable and other liabilities	(4,237)	(2,359)	28,202	24,129
Acquired lease intangible liabilities, net	(239)	(290)	11,635	11,606
Lease liabilities	(1,894)	(1,909)	4,433	4,447
Tenants' security, escrow deposits, and prepaid rent	(300)	(362)	3,486	4,262

Total liabilities	$(49,474)	(47,723)	$578,382	570,491

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information	6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended March 31, 2020 and 2019

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year to Date		Three Months Ended		Year to Date
		2020	2019	2020	2019	2020	2019	2020	2019
	Revenues:
*	Base rent	$(1,906)	(2,067)	$(1,906)	(2,067)	$26,612	26,104	$26,612	26,104
*	Recoveries from tenants	(567)	(645)	(567)	(645)	8,667	8,597	8,667	8,597
*	Percentage rent	(3)	(4)	(3)	(4)	475	698	475	698
*	Termination Fees	-	-	-	-	1,604	106	1,604	106
*	Uncollectible lease income	22	14	22	14	(469)	(104)	(469)	(104)
*	Other lease income	(29)	(32)	(29)	(32)	436	301	436	301
	Straight line rent on lease income	(20)	(95)	(20)	(95)	(293)	515	(293)	515
	Above/below market rent amortization	(54)	(9)	(54)	(9)	333	259	333	259
	Lease income	(2,557)	(2,838)	(2,557)	(2,838)	37,365	36,476	37,365	36,476

*	Other property income	(2)	(3)	(2)	(3)	140	84	140	84

	Asset management fees	-	-	-	-	(304)	(282)	(304)	(282)
	Management, transaction, and other fees	-	-	-	-	(304)	(282)	(304)	(282)

	Total revenues	(2,559)	(2,841)	(2,559)	(2,841)	37,201	36,278	37,201	36,278

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(669)	(696)	(669)	(696)	8,498	8,489	8,498	8,489

*	Operating and maintenance	(375)	(389)	(375)	(389)	5,765	5,687	5,765	5,687
*	Ground rent	(28)	(28)	(28)	(28)	88	87	88	87
	Straight line rent on ground rent	(16)	(16)	(16)	(16)	30	217	30	217
	Above/below market ground rent amortization	-	-	-	-	10	4	10	4
	Operating and maintenance	(419)	(433)	(419)	(433)	5,893	5,995	5,893	5,995

	Gross general & administrative	-	-	-	-	109	108	109	108
	General & administrative, net	-	-	-	-	109	108	109	108

*	Real estate taxes	(366)	(411)	(366)	(411)	4,711	4,814	4,711	4,814
	Other expenses	(19)	(19)	(19)	(19)	276	224	276	224
	Development pursuit costs	-	-	-	-	6	6	6	6
	Other operating expenses	(19)	(19)	(19)	(19)	282	230	282	230

	Total operating expenses	(1,473)	(1,559)	(1,473)	(1,559)	19,493	19,636	19,493	19,636

	Other Expense (Income):
	Gross interest expense	(404)	(407)	(404)	(407)	5,997	6,187	5,997	6,187
	Debt cost amortization	(18)	(18)	(18)	(18)	230	185	230	185
	Debt premium/discount amortization	-	-	-	-	10	4	10	4
	Interest expense, net	(422)	(425)	(422)	(425)	6,237	6,376	6,237	6,376

	(Gain) loss on sale of real estate	-	-	-	-	53	(20,562)	53	(20,562)

	Total other expense (income)	(422)	(425)	(422)	(425)	6,290	(14,186)	6,290	(14,186)

*	Component of Net Operating Income

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information	7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended March 31, 2020 and 2019

(in thousands)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$211,345	209,182	$211,345	209,182
Recoveries from tenants	68,595	67,022	68,595	67,022
Percentage rent	3,776	3,788	3,776	3,788
Termination fees	2,138	458	2,138	458
Uncollectible lease income	(3,593)	(618)	(3,593)	(618)
Other lease income	2,505	2,197	2,505	2,197
Other property income	1,588	1,543	1,588	1,543
Total real estate revenues	286,354	283,572	286,354	283,572

Real Estate Operating Expenses:
Operating and maintenance	42,051	40,740	42,051	40,740
Real estate taxes	38,387	37,101	38,387	37,101
Ground rent	2,599	2,748	2,599	2,748
Total real estate operating expenses	83,037	80,589	83,037	80,589

Same Property NOI	$203,317	202,983	$203,317	202,983
% change	0.2%	-	0.2%	-

Same Property NOI without Termination Fees	$201,179	202,525	$201,179	202,525
% change	-0.7%		-0.7%

Same Property NOI without Termination Fees or Redevelopments	$181,157	182,749	$181,157	182,749
% change	-0.9%		-0.9%

Reconciliation of Net Income Attributable to Common Stockholders to Same Property NOI:

Net (loss) income attributable to common stockholders	$(25,332)	90,446	$(25,332)	90,446
Less:
Management, transaction, and other fees	(6,816)	(6,972)	(6,816)	(6,972)
Other (1)	(13,810)	(18,967)	(13,810)	(18,967)
Plus:
Depreciation and amortization	89,295	97,194	89,295	97,194
General and administrative	13,705	21,300	13,705	21,300
Other operating expense	1,337	1,134	1,337	1,134
Other expense	137,266	31,171	137,266	31,171
Equity in income (loss) of investments in real estate excluded from NOI (2)	15,483	(5,630)	15,483	(5,630)
Net income attributable to noncontrolling interests	549	1,047	549	1,047
NOI	211,677	210,723	211,677	210,723

Less non-same property NOI (3)	(8,360)	(7,740)	(8,360)	(7,740)

Same Property NOI	$203,317	202,983	$203,317	202,983

(1)	Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)

Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.

(3)	Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Supplemental Information	8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

Wholly Owned and Regency's Pro-rata Share of Co-investment Partnerships

For the Periods Ended March 31, 2020 and 2019

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2020	2019	2020	2019

Reconciliation of Net Income to NAREIT FFO:

Net (Loss) Income Attributable to Common Stockholders	$(25,332)	90,446	$(25,332)	90,446
Adjustments to reconcile to NAREIT Funds From Operations(1):
Depreciation and amortization (excluding FF&E)	96,632	104,498	96,632	104,498
Goodwill impairment	132,128	-	132,128	-
Gain on sale of real estate	(37,952)	(37,052)	(37,952)	(37,052)
Provision for impairment to real estate	784	1,672	784	1,672
Exchangeable operating partnership units	(115)	190	(115)	190
NAREIT Funds From Operations	$166,145	159,754	$166,145	159,754

NAREIT FFO per share (diluted)	$0.98	0.95	$0.98	0.95
Weighted average shares (diluted)	169,039	168,067	169,039	168,067

Reconciliation of NAREIT FFO to Core Operating Earnings:
NAREIT Funds From Operations	$166,145	159,754	$166,145	159,754
Adjustments to reconcile to Core Operating Earnings(1):
Non Comparable Items
Early extinguishment of debt	-	10,591	-	10,591
Interest on bonds for period from notice to redemption	-	367	-	367
Certain Non Cash Items
Straight line rent, net	676	(4,168)	676	(4,168)
Above/below market rent amortization, net	(12,729)	(13,336)	(12,729)	(13,336)
Debt premium/discount amortization	(410)	(527)	(410)	(527)
Core Operating Earnings	$153,682	152,681	$153,682	152,681

Core Operating Earnings per share (diluted)	$0.91	0.91	$0.91	1
Weighted average shares (diluted)	169,039	168,067	169,039	168,067

Additional Disclosures:

Other Non Cash Expense(1)
Derivative amortization	$1,650	2,115	$1,650	2,115
Debt cost amortization	1,565	1,454	1,565	1,454
Stock-based compensation	3,764	3,951	3,764	3,951
Other Non Cash Expense	$6,979	7,520	$6,979	7,520

Maintenance and Leasing Capital Expenditures(3)
Tenant allowance and landlord work	$7,622	8,859	$7,622	8,859
Building improvements	4,570	1,646	4,570	1,646
Leasing commissions(4)	2,618	1,294	2,618	1,294
Capital Expenditures	$14,810	11,799	$14,810	11,799

(1)

Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found of page 7.

(2)	Includes Regency’s consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued)

For the Periods Ended March 31, 2020 and 2019

(in thousands)

	Three Months Ended		Year to Date
	2020	2019	2020	2019
Reconciliation of Net Income to NAREIT EBITDAre:

Net Income	$(24,783)	91,493	$(24,783)	91,493
Adjustments to reconcile to NAREIT EBITDAre(1):
Interest expense	44,216	44,532	44,216	44,532
Income tax expense	97	152	97	152
Depreciation and amortization	97,793	105,683	97,793	105,683
Gain on sale of real estate	(37,952)	(37,052)	(37,952)	(37,052)
Provision from impairment to real estate	784	1,672	784	1,672
Provision for impairment to goodwill	132,128	-	132,128	-
NAREIT EBITDAre	$212,283	206,480	$212,283	206,480

Reconciliation of NAREIT EBITDAre to Operating EBITDAre:

NAREIT EBITDAre	$212,283	206,480	$212,283	206,480
Adjustments to reconcile to Operating EBITDAre(1):
Early extinguishment of debt	-	10,591	-	10,591
Straight line rent, net	672	(4,248)	672	(4,248)
Above/below market rent amortization, net	(12,783)	(13,344)	(12,783)	(13,344)
Operating EBITDAre	$200,172	199,479	$200,172	199,479

(1)	Includes Regency's consolidated entities and its pro-rata share of unconsolidated co-investment partnerships.

Supplemental Information	10

Summary of Consolidated Debt

March 31, 2020 and December 31, 2019

(in thousands)

Total Debt Outstanding:	3/31/2020	12/31/2019
Notes Payable:
Fixed rate mortgage loans	$464,957	$455,411
Variable-rate mortgage loans	35,014	34,998
Fixed rate unsecured public debt	2,754,633	2,754,322
Fixed rate unsecured private debt	190,796	190,430
Unsecured credit facilities:
Revolving line of credit	705,000	220,000
Term Loans	264,457	264,383
Total	$4,414,857	$3,919,544

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate on Maturities
2021	$8,671	35,250	(2)	-	43,921	3.68%
2022	11,598	74,101		-	85,699	4.24%
2023	11,797	5,848		1,270,000	1,287,645	2.65%
2024	10,124	59,374		-	69,498	3.35%
2025	5,301	90,742		250,000	346,043	3.70%
2026	4,207	40,000		250,000	294,207	3.79%
2027	4,420	88,000		200,000	292,420	3.83%
2028	4,312	32,915		525,000	562,227	3.63%
2029	3,350	170		300,000	303,520	4.13%
2030	602	146		425,000	425,748	2.95%
>10 years	4,821	72		725,000	729,893	4.44%
Unamortized debt premium/(discount), net of issuance costs	-	4,150		(30,114)	(25,964)
	$69,203	430,768		3,914,886	4,414,857	3.44%

Percentage of Total Debt:	3/31/2020	12/31/2019
Fixed	83.2%	93.5%
Variable	16.8%	6.5%

Current Weighted Average Contractual Interest Rates:(2)
Fixed	3.7%	3.8%
Variable	2.5%	2.7%
Combined	3.4%	3.5%

Current Weighted Average Effective Interest Rate:(3)
Combined	3.6%	3.7%

Average Years to Maturity:
Fixed	10.0	10.3
Variable	2.0	2.2

(1)	Includes unsecured public and private placement debt, unsecured term loan, and unsecured revolving line of credit.
(2)	Subsequent to quarter end, a property with an $8.3 million maturing mortgage loan was sold with the mortgage assumed by the buyer.
(3)	Interest rates are calculated as of the quarter end.
(4)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information	11

Summary of Consolidated Debt

March 31, 2020 and December 31, 2019

(in thousands)

			Contractual		Effective
Lender	Collateral		Rate		Rate(1)	Maturity	3/31/2020	12/31/2019
Secured Debt - Fixed Rate Mortqaqe Loans
Nationwide Bank	Kent Place (2)	(2)	3.30%			04/01/20	$8,250	$8,250
New York Life Insurance Company	Scripps Ranch Marketplace		3.80%			11/10/20	27,000	27,000
Wells Fargo	University Commons		5.50%			01/10/21	35,669	35,824
Jefferson Pilot	BridgeMill		7.94%			05/05/21	4,444	4,582
John Hancock Life Insurance Company	Kirkwood Commons		7.68%			10/01/22	7,868	8,050
Wells Fargo	Hewlett I		4.41%			01/06/23	9,359	9,400
TD Bank	Black Rock Shopping Center		2.80%			04/01/23	19,678	19,767
State Farm Life Insurance Company	Tech Ridge Center		5.83%			06/01/23	4,259	4,554
American United Life Insurance Company	Westport Plaza		7.49%			08/01/23	2,315	2,385
TD Bank	Brickwalk Shopping Center		3.19%			11/01/23	32,809	32,952
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast		6.50%			02/28/24	11,445	12,067
Prudential Insurance Company of America	4S Commons Town Center		3.50%			06/05/24	85,000	85,000
Ellis Partners	Pruneyard		4.00%			06/30/24	2,200	2,200
Great-West Life & Annuity Insurance Co	Erwin Square		3.78%			09/01/24	10,000	10,000
Prudential Insurance Company of America	Country Walk Plaza		3.91%			11/05/25	16,000	—
PNC Bank	Circle Marina Center		2.54%			03/17/25	24,000	24,000
Metropolitan Life Insurance Company	Westbury Plaza		3.76%			02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza		4.07%			06/02/27	37,022	37,166
New York Life Insurance	Oak Shade Town Center		6.05%			05/10/28	6,795	6,954
New York Life Insurance	Von's Circle Center		5.20%			10/10/28	6,924	7,083
Connecticut General Life Insurance Company	Copps Hill Plaza		6.06%			01/01/29	12,050	12,306
City of Rollingwood	Shops at Mira Vista		8.00%			03/01/32	212	215
Reliastar Life Insurance Company	Circle Center West		5.01%			10/01/36	9,422	9,513
CUNA Mutual Insurance Society	Ocala Corners		6.45%			04/01/20	-	3,891
Unamortized premiums on assumed debt of acquired properties, net of issuance costs							4,236	4,252
Total Fixed Rate Mortgage Loans			4.10%		3.78%		$464,957	$455,411

Unsecured Debt
Debt Offering (10/22/12)	Fixed-rate unsecured		3.75%			11/15/22	$300,000	$300,000
Debt Offering (5/16/14)	Fixed-rate unsecured		3.75%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured		3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured		3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/2016)	Fixed-rate unsecured		3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured		3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured		4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured		2.95%			09/15/29	425,000	425,000
Debt Offering (1/17/17)	Fixed-rate unsecured		4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured		4.65%			03/15/49	300,000	300,000
Term Loan	Fixed-rate unsecured		2.00%	(3)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured		LIBOR + 0.875%	(4)		03/23/22	705,000	220,000
Unamortized debt discount and issuance costs							(30,114)	(30,865)
Total Unsecured Debt, Net of Discounts			3.70%		3.88%		$3,914,886	$3,429,135

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village		LIBOR + 1.50%			03/28/21	$7,350	$7,350
TD Bank, N.A.	Concord Shopping Plaza		LIBOR + 0.95%			12/21/21	27,750	27,750
Unamortized debt discount and issuance costs							(86)	(102)
Total Variable Rate Mortgage Loans			2.58%		2.76%		$35,014	$34,998

Total			3.44%		3.57%		$4,414,857	$3,919,544

(1)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.

(2)	Subsequent to quarter end, the property was sold with the debt assumed by the buyer.
(3)	The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity.
(4)

Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Maturity is subject to two additional six-month periods at the Company’s option.

Supplemental Information	12

Summary of Unsecured Debt Covenants and Leverage Ratios

March 31, 2020

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	10/25/12	11/15/22	3.750%	$300,000
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
Fair Market Value Calculation Method Covenants (1) (2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	31%	29%	29%	28%	28%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	4%	4%	4%	4%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.1x	5.4x	5.3x	5.5x	5.4x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	327%	356%	358%	372%	371%

Ratios:		3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
Consolidated only

Net debt to total market capitalization		36.0%	26.4%	24.7%	24.5%	24.3%
Net debt to real estate assets, before depreciation		31.6%	32.7%	33.0%	32.1%	32.1%
Net debt to total assets, before depreciation		29.0%	29.7%	29.9%	29.0%	28.9%

Net debt to Operating EBITDAre - TTM		4.8x	4.9x	5.0x	4.8x	4.7x
Fixed charge coverage		5.0x	5.0x	5.0x	5.0x	4.9x
Interest coverage		5.3x	5.3x	5.4x	5.4x	5.3x

Unsecured assets to total real estate assets		88.6%	88.6%	88.7%	88.9%	87.7%
Unsecured NOI to total NOI - TTM		90.0%	90.0%	90.0%	90.0%	89.1%
Unencumbered assets to unsecured debt		247%	287%	291%	301%	298%

Total Pro-Rata Share

Net debt to total market capitalization		39.1%	29.0%	27.2%	27.1%	26.9%
Net debt to real estate assets, before depreciation		33.5%	34.6%	34.8%	34.0%	34.0%
Net debt to total assets, before depreciation		30.8%	31.4%	31.6%	30.8%	30.7%

Net debt to Operating EBITDAre - TTM		5.3x	5.4x	5.5x	5.3x	5.3x
Fixed charge coverage		4.3x	4.3x	4.3x	4.3x	4.2x
Interest coverage		4.7x	4.7x	4.7x	4.7x	4.6x

(1)

For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

(2)	Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.

Supplemental Information	13

Summary of Unconsolidated Debt

March 31, 2020 and December 31, 2019

(in thousands)

Total Debt Outstanding:	3/31/20	12/31/19
Mortgage loans payable:
Fixed rate secured loans	$1,415,483	$1,441,840
Variable rate secured loans	116,337	115,992
Unsecured credit facilities variable rate	15,635	19,635
Total	$1,547,455	$1,577,467

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities	Total	Regency's Pro Rata Share		Weighted Average Contractual Interest Rate on Maturities
2020	$12,049	289,418	(3)	-	301,467	110,951	(3)	5.04%
2021	11,048	269,942		15,635	296,625	103,575		4.42%
2022	7,811	170,702		-	178,513	68,417		4.39%
2023	3,196	171,608		-	174,804	65,137		4.76%
2024	1,796	33,690		-	35,486	14,217		3.90%
2025	1,632	146,000		-	147,632	44,639		3.59%
2026	1,447	79,286		-	80,733	32,174		3.83%
2027	1,390	115,000		-	116,390	23,441		3.80%
2028	1,250	62,450		-	63,700	22,152		4.26%
2029	668	60,000		-	60,668	12,134		4.34%
>10 Years	1,782	97,042		-	98,824	36,095		3.70%
Unamortized debt premium/(discount) and issuance costs (2)	-	(7,387)		-	(7,387)	(2,306)
	$44,069	1,487,751		15,635	1,547,455	530,626		4.35%

Percentage of Total Debt:	3/31/20	12/31/19
Fixed	91.47%	91.40%
Variable	8.53%	8.60%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	4.4%	4.5%
Variable	3.7%	3.9%
Combined	4.3%	4.4%

Current Weighted Average Effective Interest Rates:(2)
Combined	4.5%	4.6%

Average Years to Maturity:
Fixed	4.1	4.1
Variable	0.3	0.6

(1)	Interest rates are calculated as of the quarter end.
(2)

Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

(3)

Subsequent to quarter end, refinancing proceeds of $232.6M were received, which were used to repay $225.8M of maturing loans in full. Subsequent to these refinancing activities, Regency's pro-rata share of remaining 2020 secured debt is $25.1M.

Supplemental Information	14

Unconsolidated Investments

March 31, 2020

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	1/0/1900	Pick-up
State of Oregon
(JV-C, JV-C2)	20	2,219	$522,113	$245,079	20.00%	$49,016	$47,850	$863
(JV-CCV)	1	558	95,716	59,905	30.00%	17,971	10,471	310
	21	2,777	617,829	304,984
GRI
(JV-GRI)	68	8,749	1,623,935	898,456	40.00%	359,382	195,852	8,769

CalSTRS
(JV-RC)	6	611	108,778	-	25.00%	-	26,145	338

NYSCRF
(JV-NYC)	5	1,052	233,857	115,211	30.00%	34,563	34,888	174

USAA (1)
(JV-USA)	7	683	86,304	104,058	20.01%	20,820	(4,052)	282

Publix
(JV-O)	2	211	26,472	-	50.00%	-	12,988	397

Individual Investors (2)
(JV-O)	6	869	443,275	124,746	35.00% - 50.00%	48,874	161,306	285

	115	14,952	$3,140,450	$1,547,455		$530,626	$485,448	$11,418

(1)

The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency’s carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets.

(2)	Includes investment in the Town and Country shopping center. In January 2020, Regency purchased an additional 16.6% interest, bringing total ownership interest to 35%.

Supplemental Information	15

Property Transactions

March 31, 2020

(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(1)
Jan-20	Country Walk Plaza (2)		Miami, FL	101	$27,740		Publix, CVS
Total				101	$27,740	4.8%

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)(1)
Jan-20	Young Circle Shopping Center		Hollywood, FL	65	$15,750		Walgreens
Jan-20	Stonewall Shopping Center		Gainesville, VA	315	$82,650		Wegmans, Michael's, Staples, Dick's Sporting Goods, Bed Bath & Beyond, Ross Dress For Less
Total				380	$98,400	6.2%

(1)	Retailers in parenthesis are shadow anchors and not a part of the owned property.
(2)	REG closed on the purchase of its partner’s New York Common Retirement Fund (“NYCRF”), 70% interest. Upon closing this asset became 100% REG owned.

Supplemental Information	16

Summary of In-Process Developments and Redevelopments

March 31, 2020 (in thousands)

In light of the COVID-19 pandemic, management is currently reviewing the impacts to project scope, investment, tenancy, timing, and return on investments on all in-process and pipeline projects to determine the most appropriate future direction of each project. Some projects and investment have been phased or placed under further review as management assesses the impacts of the pandemic. For more detail of our commitments on in-process and phased projects, see project description on following page.

In-Process Developments and Redevelopments
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	Project Start	Estimated Initial Rent Commencement(a)	Estimated Stabilization Year(b)	REG'S Estimated Net Project Costs	% of Costs Incurred	Stabilized Yield +/-	Project Status
Culver Public Market*	Los Angeles, CA	Urbanspace	27	49%	Q2-2019	TBD	TBD	$27,313	22%	TBD	Under Review
Carytown Exchange* (1)	Richmond, VA	Publix	116	50%
Phase 1					Q4-2018	1H-2021	2022	17,611	40%	TBD	In Construction
Phase 2					TBD	TBD	TBD	9,326	0%	TBD	Under Review
The Village at Hunter's Lake*	Tampa, FL	Sprouts	72	95%	Q4-2018	2H-2020	2021	22,056	64%	8.0%	In Construction
West Bird Plaza	Miami, FL	Publix	99	99%	Q4-2019	2H-2021	2022	10,338	6%	7.0%	In Construction
Point 50	Metro, DC	Whole Foods	48	82%	Q4-2018	2H-2020	2022	17,522	59%	8.0%	In Construction
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods	161	98%	Q4-2018	1H-2021	2022	14,627	81%	6.2%	In Construction
Bloomingdale Square	Tampa, FL	Publix, LA Fitness	252	92%	Q3-2018	2H-2019	2022	19,904	84%	9.1%	In Construction
Serramonte Center	San Francisco, CA	Target, Dick's Sporting Goods, Nordstrom Rack	1,140	98%	Q4-2019	TBD	TBD	+/- 130000	7%	TBD	Under Review
The Abbot	Boston, MA	Retail/Office users	65	4%
Phase 1					Q2-2019	TBD	TBD	21,732	72%	TBD	In Construction
Phase 2					TBD	TBD	TBD	30,610	0%	TBD	Under Review
Market Common Clarendon Office (3)	Metro, DC	Equinox	130	23%
Phase 1					Q4-2018	TBD	TBD	32,933	57%	TBD	In Construction
Phase 2					TBD	TBD	TBD	21,308	0%	TBD	Under Review
Various Redevelopment Properties (est costs are less than $10 Million) (2)			1,550	93%				32,373	43%	9.0%	In Construction
Total In-Process (In Construction)								$189,096	58%

Current Year Completions*
Shopping Center Name	Market	Grocer/Anchor Tenant	GLA	% Leased	Project Start	Estimated Initial Rent Commencement(a)	Estimated Stabilization Year(b)	REG'S Estimated Net Project Costs	% of Costs Incurred	Incremental Stabilized Yield
Various Redevelopment Properties (est costs are less than $10 Million)	Various	Various	944	93%	Various		Various	$15,539	93%	6.3%
Total Completions			944	93%				$15,539	93%	6.3%

*	Ground up development or redevelopment that is not included in the Same Property NOI pool.
**

Regency's Estimated Net GAAP Project Costs, after additional interest and overhead capitalization, are $81,332 for ground up Developments In-Process and $350,756 for Redevelopments In-Process. Percent of costs incurred is 36% for Developments and 29% for Redevelopments in Process.

(1)	Reflects Regency's share of Estimated Net Development Costs is 55% controlling interest for Phase I and 92% for Phase II, resulting in a blended pro-rata share of 64%.
(2)	Sheridan Plaza project is now phased, the incremental costs associated with the in process project is less than $10M.
(3)	Represents GLA and % leased on office building only. Does not include retail portion of the property.

NOI from Properties in Development and NOI adjustment for Development Completions not yet stabilized have been relocated to Components of NAV on page 41.

(a)	Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(b)	Estimated Stabilization Year represents the estimated first full calendar year that the project will reach the stated stabilized yield.
(c)	A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) over the total project costs.

Supplemental Information	17

Summary of In-Process Developments and Redevelopments

March 31, 2020

(in thousands)

In Process Ground Up Developments

Shopping Center Name	Market	Grocer / Anchor Tenant	Description
Culver Public Market	Los Angeles, CA	Urbanspace

Ground up development located in West LA's high barrier-to-entry trade area, dynamic city retail to be anchored by a market hall operator with additional inline retail shops. Underground utility work completed in anticipation of vertical construction, however, project is on pause as economics and timing are being studied in light of COVID-19 pandemic to determine the most appropriate future direction of the project.

Carytown Exchange	Richmond, VA	Publix

Located in Richmond's most desirable retail corridor, Carytown is a ground up development anchored by Publix and complemented by street retail and unparalleled structured parking. Construction on Phase I (Publix, Shop Bldg E and structured parking) shall continue as planned and the remaining 3 shop buildings will be constructed at a later date (Phase II).

The Village at Hunter's Lake	Tampa, FL	Sprouts

Located in the growing submarket of New Tampa, Hunter's Lake is a horizontal mixed-use ground up development featuring a Sprouts anchored retail center, a County owned community center, and 250 multifamily units (N.A.P.).

West Bird Plaza	Miami, FL	Publix	Redevelopment includes the demolition of Publix and adjacent CVS space and construct new 48K SF Publix; update façade and additional sitework improvements.
Point 50	Metro, DC	Whole Foods	Redevelopment includes the demolition of a deteriorated center and develop new 30K SF Whole Foods, and 18K SF of shop space.
Pablo Plaza Ph II	Jacksonville, FL	Whole Foods

Redevelop former Office Depot box for Whole Foods; relocate Office Depot (completed in 2019); acquire and release restaurant pad; acquire convenience store parcel to renovate/release; façade renovations and site enhancements to center.

Bloomingdale Square	Tampa, FL	Publix, LA Fitness

Reconfiguration of the former Walmart box for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center.

Serramonte Center	San Francisco, CA	Target, Dick's Sporting Goods, Nordstrom Rack

Multi-phased redevelopment with plans of 3 projects including new retail as well as other uses to continue to augment this Class A mall.  The project is currently under review as Management reassess the scope, merchandising, project costs, and return on investment in light of the COVID-19 pandemic to determine the most appropriate future direction.

PH I: Addition of New theater and relocation of Crunch Fitness to a new OP building, plus stand-alone restaurant pads and a new hotel by a best-in-class developer on a ground lease.

PH II: Renovation and modernization of the interior common area of the mall.

PH III: Redevelopment of the former JCPenney box (paying rent through 5/2020), where Management is evaluating various configurations for the right merchandising mix.

The Abbot	Boston, MA	Retail/Office users

Generational redevelopment and modernization of 3 historic buildings in the heart of Harvard Square into mixed-use project with retail and office. Construction in Cambridge was halted in late March. Once the Cambridge ban is lifted, construction will restart on Phase I which includes the completion of 1 ground up building.  Phase II includes interior building completion and tenant buildouts. Entire $1.1M of the property NOI came offline in early 2019 with no anticipated NOI in 2020.

Market Common Clarendon Office	Metro, DC	Equinox

Redevelopment of vacant 1960's era office building into a 130K SF modern, mixed-use building anchored by a Equinox, two floors of creative office, and ground floor retail to complement the existing dominant, high street, mixed-use center in Arlington, VA. Current construction plan is to complete the shell building as well as the delivery to Equinox (Phase I), and to pause on the remainder of the building as Management reviews the impact to this project in light of the COVID-19 pandemic to determine the most appropriate future direction of the project.

Various redevelopment properties	Various	Various	Various redevelopment properties where estimated incremental costs are less than $10 Million.

Supplemental Information	18

Major Redevelopment Pipeline

March 31, 2020

(in thousands)

Select Operating Properties with Near Term Redevelopment*
Shopping Center Name	Market	GLA	% Leased	Estimated Project Start	REG’s Estimated Incremental Project Costs	Current Description
Gateway Plaza at Aventura	Miami, FL	30	0%	TBD	$10,000 - $15,000

Located on Biscayne Boulevard in a vibrant sub-market of Miami, project will redevelop existing building (prior Babies R Us) with potential to bring a specialty grocer to the center and densify with additional retail GLA. Lease negotiations continuing with specialty grocer as economics and timing of the project currently under review, including consideration of potentially phased shop retail buildings.

Westbard Square	Bethesda, MD	213	90%	TBD	$110,000 - $125,000

Converting dated multi-parcel retail project which includes a Giant anchored shopping center; a 3 level garden office building, 2 gas stations, and a vacant senior housing building, into a vibrant mixed-use project consisting of 170K SF of new retail anchored by Giant, 200 units of apartments, 100 units of assisted living, and 100 for-sale townhomes. Estimated incremental project costs include Regency's non-retail co-investment. While entitlements proceed, the project's timing, stabilization and economics are being re-studied.

Hancock Center	Austin, TX	410	55%	TBD	$55,000 - $65,000

Transformative adaptive reuse of former Sears building (REG received Sears rent through 2/2019) into creative office, in addition to potential expansion of retail anchor. Project has intrinsic demand for varous commerical uses in this desirable infill market. Office component redevelopment represents the majority of TPC estimated range.

Costa Verde Center	San Diego, CA	179	83%	TBD	$175,000 - $200,000

Large-scale redevelopment of existing Shopping Center with new retail, office, hotel (on a ground lease) and structured parking, adjacent to new transit station.  Office component is contemplated to in partnership with a best-in-class office owner.  As we continue to advance entitlements and position this redevelopment to start, economics and timing of project are being re-studied.

Town and Country Center	Los Angeles, CA	230	38%	2021	$20,000 - $30,000

Committed to redevelopment of vacant former K-Mart box with new retail below 325 mid-rise apartments on a ground lease. Effective January 2020, Regency purchased an additional 16.6% interest, bringing our total ownership interest to 35%. As we continue to advance entitlements and position this redevelopment to start, economics and timing of project currently are being re-studied.

*Selection reflects material under earning operating properties. Selection does not incorporate all pipeline opportunities.

Note: Scope, economics and timing of development and redevelopment program and projects could change materially from estimates provided.

Supplemental Information	19

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

March 31, 2020

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2020	313	1,471	$22.16	4.1%	5.4	$2.42
4th Quarter 2019	393	1,764	25.05	11.3%	6.7	11.02
3rd Quarter 2019	403	1,684	23.53	6.6%	5.3	5.62
2nd Quarter 2019	371	1,891	19.44	7.0%	5.3	3.95
Total - 12 months	1,480	6,810	$22.49	7.4%	5.7	$5.85

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2020	61	144	$32.93	-0.9%	7.7	$19.81
4th Quarter 2019	97	492	23.35	19.6%	11.0	39.25
3rd Quarter 2019	97	260	30.52	10.0%	8.0	32.37
2nd Quarter 2019	92	227	26.93	6.9%	6.8	24.12
Total - 12 months	347	1,123	$27.06	10.6%	9.0	$31.89

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2020	252	1,327	$21.01	4.9%	5.1	$0.56
4th Quarter 2019	296	1,273	25.67	8.8%	5.2	0.85
3rd Quarter 2019	306	1,424	22.14	5.7%	4.7	0.29
2nd Quarter 2019	279	1,663	18.37	7.0%	5.1	1.09
Total - 12 months	1,133	5,687	$21.59	6.7%	5.0	$0.72

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft		Weighted Avg. Lease Term	Tenant Allowance and Landlord Work/Sq. Ft.
1st Quarter 2020	370	1,651	$22.64		5.5	$5.28
4th Quarter 2019	458	2,045	25.79		6.9	12.77
3rd Quarter 2019	483	1,948	24.04		5.3	8.39
2nd Quarter 2019	435	2,234	20.22		5.4	6.60
Total - 12 months	1,746	7,878	$23.13		5.8	$8.37

Notes:

•	All amounts reported at execution.
•	Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•	Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all teasing transactions, including spaces vacant > 12 months.
•

Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.

•	Excludes Non-Retail Properties

Supplemental Information	20

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

March 31, 2020

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased(2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,736	92.0%	$60,499	$37.89	3.8%	4.1%	6.6%
Los Angeles-Long Beach-Anaheim	27	2,587	96.6%	70,958	28.40	6.5%	6.1%	7.7%
Chicago-Naperville-Elgin	11	1,628	96.4%	30,002	19.12	2.6%	3.8%	3.3%
Dallas-Fort Worth-Arlington	12	775	96.1%	16,958	22.77	2.9%	1.8%	1.8%
Houston-Woodlands-Sugar Land	13	1,589	97.7%	29,977	19.32	3.1%	3.7%	3.3%
Washington-Arlington-Alexandri	27	1,880	90.2%	48,126	28.37	6.5%	4.4%	5.2%
Miami-Ft Lauderdale-W Palm Bch	44	5,377	93.9%	105,909	20.98	10.6%	12.7%	11.5%
Philadelphia-Camden-Wilmington	8	696	92.0%	14,690	22.96	1.9%	1.6%	1.6%
Atlanta-Sandy Springs-Roswell	22	2,065	94.7%	43,037	22.01	5.3%	4.9%	4.7%
Boston-Cambridge-Newton	10	955	92.2%	21,386	24.30	2.4%	2.2%	2.3%
Phoenix-Mesa-Scottsdale	-	--	--	--	--	--	--	--
San Francisco-Oakland-Hayward	22	3,851	94.3%	109,168	30.07	5.3%	9.1%	11.9%
Rvrside-San Bernardino-Ontario	2	137	84.8%	3,248	28.02	0.5%	0.3%	0.4%
Detroit-Warren-Dearborn	-	--	--	--	--	--	--	--
Seattle-Tacoma-Bellevue	16	1,163	97.8%	30,873	27.13	3.8%	2.7%	3.4%
Minneapol-St. Paul-Bloomington	5	205	97.2%	3,421	17.21	1.2%	0.5%	0.4%
San Diego-Carlsbad	11	1,536	96.9%	44,145	29.66	2.6%	3.6%	4.8%
Tampa-St. Petersburg-Clearwater	9	1,280	96.7%	22,878	18.48	2.2%	3.0%	2.5%
Denver-Aurora-Lakewood	12	987	95.3%	14,819	15.75	2.9%	2.3%	1.6%
St. Louis	4	408	100.0%	4,394	10.76	1.0%	1.0%	0.5%
Baltimore-Columbia-Towson	5	357	92.9%	7,856	23.68	1.2%	0.8%	0.9%
Charlotte-Concord-Gastonia	4	232	86.1%	4,303	21.52	1.0%	0.5%	0.5%
Orlando-Kissimmee-Sanford	0	0	0.0%	—	—	0.0%	0.0%	0.0%
San Antonio-New Braunfels	-	--	--	--	--	--	--	--
Portland-Vancouver-Hillsboro	5	436	95.2%	8,325	20.04	1.2%	1.0%	0.9%
Top 25 CBSAs by Population	293	30,687	94.7%	$708,921	$23.42	70.4%	72.2%	77.1%

CBSAs Ranked 26 - 50 by Population	61	6,521	93.6%	111,208	18.26	14.7%	15.3%	12.1%

CBSAs Ranked 51 - 75 by Population	23	2,138	96.6%	51,701	25.06	5.5%	5.0%	5.6%

CBSAs Ranked 76 - 100 by Population	11	754	96.7%	11,909	16.32	2.6%	1.8%	1.3%

Other CBSAs	28	2,396	91.8%	35,217	16.04	6.7%	5.6%	3.8%

Total All Properties	416	42,496	94.5%	$918,956	$22.97	100.0%	100.0%	100.0%

(1)	2019 Population Data Source: Synergos Technologies, Inc.
(2)	Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information	21

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of

Co-investment Partnerships

(Includes Tenants ≥ 0.5% of ABR)

March 31, 2020

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
1	Publix	2,785	6.6%	$30,020	3.3%	68	12
2	Kroger Co.(1)	2,855	6.7%	27,921	3.0%	56	15
3	Albertsons Companies, Inc.(2)	1,819	4.3%	26,102	2.8%	46	18
4	Whole Foods	1,082	2.5%	23,109	2.5%	34	12
5	TJX Companies, Inc.(3)	1,362	3.2%	22,965	2.5%	63	20
6	CVS	665	1.6%	15,335	1.7%	57	19
7	Ahold/Delhaize(4)	475	1.1%	11,500	1.3%	13	7
8	L.A. Fitness Sports Club	487	1.1%	9,610	1.0%	14	4
9	Bed Bath & Beyond Inc.(5)	469	1.1%	8,876	1.0%	18	-
10	Nordstrom(6)	320	0.8%	8,839	1.0%	9	-
11	Trader Joe's	271	0.6%	8,786	1.0%	27	7
12	Ross Dress For Less	545	1.3%	8,521	0.9%	25	9
13	Gap, Inc(7)	246	0.6%	8,063	0.9%	20	3
14	PETCO Animal Supplies, Inc(8)	302	0.7%	7,342	0.8%	36	11
15	JPMorgan Chase Bank	126	0.3%	7,070	0.8%	39	8
16	JAB Holding Company(9)	181	0.4%	7,025	0.8%	61	14
17	Starbucks	136	0.3%	6,884	0.7%	97	32
18	Bank of America	132	0.3%	6,839	0.7%	43	16
19	Wells Fargo Bank	128	0.3%	6,650	0.7%	49	18
20	Target	570	1.3%	6,642	0.7%	6	2
21	Kohl's	612	1.4%	5,867	0.6%	8	2
22	H.E. Butt Grocery Company(10)	347	0.8%	5,858	0.6%	5	-
23	Walgreens Boots Alliance(11)	236	0.6%	5,681	0.6%	23	9
24	Dick's Sporting Goods, Inc.(12)	299	0.7%	5,161	0.6%	6	2
25	Ulta	170	0.4%	5,146	0.6%	19	3
26	Best Buy	214	0.5%	4,832	0.5%	6	1
27	AT&T, Inc (13)	108	0.3%	4,801	0.5%	61	16
28	Wal-Mart	660	1.6%	4,746	0.5%	7	-
29	Staples,Inc.	183	0.4%	4,161	0.5%	10	1
	Top Tenants	17,785	41.8%	$304,352	33.1%	926	261

(1)	Kroger 21 / King Soopers 12 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2
(2)	Safeway 21 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Jewel 1
(3)	TJ Maxx 26 / Homegoods 18 / Marshalls 16 / Homesense 2 / Sierra Trading Post 1
(4)	Giant 8 / Stop & Shop 4 / Food Lion 1
(5)	Bed Bath & Beyond 11 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1
(6)	Nordstrom Rack 9
(7)	Old Navy 13 / The Gap 3 / Athleta 2 / Banana Republic 1 / GAP BR Factory 1
(8)	Petco 29 / Unleashed by Petco 7
(9)	Panera 34 / Einstein Bros Bagels 13 / Peet's' Coffee & Tea 11 / Krispy Kreme 3
(10)	H.E.B. 4 / Central Market 1
(10)	Walgreens 22 / Duane Reade 1
(11)	Dick's Sporting Goods 5 / Golf Galaxy 1
(12)	AT&T 52 / Cricket 9

Supplemental Information	22

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

March 31, 2020

(GLA in thousands)

		Anchor Tenants(1)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	116	0.3%	0.2%	$15.37
2020	882	2.2%	1.1%	11.17
2021	2,392	6.1%	3.2%	12.05
2022	3,018	7.7%	5.3%	15.86
2023	2,700	6.8%	4.9%	16.32
2024	3,457	8.8%	6.0%	15.66
2025	2,571	6.5%	4.5%	15.89
2026	1,487	3.8%	3.2%	19.34
2027	1,300	3.3%	2.4%	16.93
2028	1,569	4.0%	3.1%	17.67
2029	1,228	3.1%	1.7%	12.71
10 Year Total	20,720	53.0%	35.7%	$15.51
Thereafter	4,598	12.0%	8.6%	16.79
	25,318	64.0%	44.2%	$15.75

		Shop Tenants(2)
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	202	0.5%	0.8%	$35.67
2020	1,246	3.2%	4.6%	33.41
2021	2,085	5.3%	7.7%	33.36
2022	2,235	5.7%	8.5%	34.13
2023	1,946	4.9%	7.6%	35.32
2024	1,887	4.8%	7.2%	34.39
2025	1,393	3.5%	5.6%	36.28
2026	742	1.9%	3.2%	39.32
2027	630	1.6%	2.7%	38.06
2028	595	1.5%	2.7%	41.60
2029	502	1.3%	2.2%	40.31
10 Year Total	13,463	34.2%	52.8%	$35.43
Thereafter	637	26.6%	2.9%	40.91
	14,100	35.8%	55.7%	$35.68

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR(3)	ABR
MTM(4)	318	0.8%	1.0%	$28.27
2020	2,128	5.4%	5.7%	24.19
2021	4,477	11.4%	10.9%	21.97
2022	5,253	13.3%	13.8%	23.63
2023	4,646	11.8%	12.5%	24.28
2024	5,344	13.6%	13.2%	22.27
2025	3,964	10.1%	10.1%	23.05
2026	2,229	5.7%	6.4%	25.99
2027	1,931	4.9%	5.1%	23.82
2028	2,164	5.5%	5.8%	24.25
2029	1,730	4.4%	4.0%	20.72
10 Year Total	34,184	86.7%	88.5%	$23.36
Thereafter	5,235	13.4%	11.5%	19.73
	39,420	100%	100%	$22.87

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1)	Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)	Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)	Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(4)	Month to month lease or in process of renewal.

Supplemental Information	23

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	100.0%				Gizmo Art Production, INC.	$13.37
	4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	100.0%			68	Ralphs, Jimbo's...Naturally!, Bed Bath & Beyond, Cost Plus World Market, CVS, Ace Hardware, Ulta	$36.57
	Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	98.9%		143	58	Albertsons, (Target)	$31.26
	Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%			42	Von's, Kohl's, CVS	$27.11
	Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	98.7%			32	Mollie Stone's Market, CVS	$26.18
	Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%			34	Safeway, CVS	$28.93
	Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.2%			25	Sprout's, Target, 24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Golf Galaxy, Old Navy	$19.95
	Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%				Marshalls	$28.45
(2)	Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	94.1%				Staples, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$30.70
	Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	93.7%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.12
	Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%			66	Safeway, CVS	$17.60
(2)	Costa Verde Center			CA	San Diego-Carlsbad	179	179	83.0%			40	Bristol Farms, Bookstar, The Boxing Club	$32.29
	Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	95.7%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep, Tuesday Morning	$32.18
(2)	Culver Public Market			CA	Los Angeles-Long Beach-Anaheim	27	27	49.4%				Urbanspace	$56.17
	Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	98.5%		53	53	(Safeway), (CVS), Beverages & More!	$41.01
	El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$39.00
	El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	95.3%		67	78	(Lucky's), Trader Joe's, (CVS), Bed Bath & Beyond, Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less	$30.35
	El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	97.0%			42	Von's, Children's Paradise, ACE Hardware	$18.91
	Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	99.1%			38	Whole Foods, Walgreens	$33.05
	Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$30.37
	French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	98.6%			44	Stater Bros, CVS	$30.22
	Friars Mission Center			CA	San Diego-Carlsbad	147	147	99.0%			55	Ralphs, CVS	$35.59
	Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212		(Home Depot), (Best Buy), Target, Nordstrom Rack	$34.95
	Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	100.0%			40	Gelson's Markets, John of Italy Salon & Spa	$29.35
	Golden Hills Plaza			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	95.4%				Lowe's, Bed Bath & Beyond, TJ Maxx	$7.58

Supplemental Information	24

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, Stein Mart, PETCO, Homegoods	$24.76
	Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%			52	Ralphs	$28.62
	Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	99.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Total Woman	$38.64
	Jefferson Square			CA	Rvrside-San Bernardino-Ontario	38	38	48.9%				CVS	$16.51
	Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	(Albertsons), CVS	$28.99
	Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	98.3%			26	Whole Foods, PETCO	$36.19
	Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.7%			43	Safeway, CVS, Ross Dress for Less	$21.31
	Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	99.1%			43	Stater Bros.	$23.86
	Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	99.1%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$14.75
	Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%			58	Albertsons	$27.11
	Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	99.3%			40	Safeway, Office Max, Rite Aid	$22.62
	Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	99.0%			44	Gelson's Markets, (Longs Drug)	$21.72
(2)	Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	98.7%				University of CA	$86.58
	Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$35.21
	Plaza Escuela			CA	San Francisco-Oakland-Hayward	154	154	97.5%				The Container Store, Trufusion, Talbots, Forever 21, The Cheesecake Factory	$45.05
	Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$26.94
	Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.50
(2)	Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	27.9%				JCPenney, OfficeMax, Cost Plus World Market	$18.39
	Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	93.4%			50	Von's, 24 Hour Fitness, Jo-Ann Fabrics, Marshalls	$23.16
	Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	99.8%			60	Safeway, Decathlon Sport, 24 Hour Fitness, Ross Dress for Less, Petco, Party City	$33.34
	Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	98.8%			10	Trader Joe's, Beverages & More!, Ross Dress For Less, Marshalls, Old Navy	$35.72
	Prairie City Crossing (FKA Folsom Piairie City Crossing)			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%			55	Safeway	$21.13
	Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%			63	Raley's	$14.00
	Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%			35	Ralphs	$18.59
	Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	98.3%			40	Smart & Final, (Longs Drug), 24 Hour Fitness	$22.49
	Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	97.7%			37	Superior Super Warehouse	$21.59

Supplemental Information	25

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$36.28
	Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	98.7%			57	Vons, CVS	$31.86
	San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	86.3%		38	38	(Safeway), (CVS)	$38.78
	Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	95.7%			48	Safeway, CVS	$26.20
(2)	Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	98.4%		62	62	(Safeway), CVS, Barnes & Noble, Old Navy, Pier 1	$42.23
	Serramonte Center			CA	San Francisco-Oakland-Hayward	1140	1140	98.3%				Macy's, Target, Dick's Sporting Goods, Dave & Buster's, Nordstrom Rack, Regal Cinemas, Buy Buy Baby, Cost Plus World Market, Crunch Gym, DAISO, Forever 21, H&M, Old Navy, Part City, Ross, TJ Maxx, Uniqlo	$25.99
	Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53		(Orchard Supply Hardware), CVS, Crunch Fitness	$24.54
	Silverado Plaza	GRI	40%	CA	Napa	85	34	97.7%			32	Nob Hill, CVS	$18.10
	Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	96.4%			53	Safeway	$19.69
	South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			30	Wal-Mart, Orchard Supply Hardware, Homegoods	$20.31
	Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%			46	Ralphs	$22.75
	Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	98.3%			56	Safeway, CVS, Alamo Hardware	$24.89
	The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	97.6%			52	Ralphs, Trader Joe's	$40.43
	The Marketplace			CA	Sacramento--Roseville--Arden-Arcade	111	111	98.0%			35	Safeway,CVS, Petco	$26.12
(2)	The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	258	258	97.7%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$39.34
	Town and Country Center	O	35%	CA	Los Angeles-Long Beach-Anaheim	230	81	38.3%			41	Whole Foods, CVS, Citibank	$49.06
	Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$32.26
	Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	97.1%			41	Ralphs, Rite Aid	$21.13
	Twin Peaks			CA	San Diego-Carlsbad	208	208	99.5%			45	Atlas International Market, Target	$21.23
	Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$28.79
	Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%			37	Whole Foods	$34.68
	Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$22.17
	West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	95.9%			25	Safeway, Rite Aid	$18.24
	Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	97.4%			72	Von's, Sprouts, (CVS)	$39.78
	Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	86.4%				REI, UFC Gym, Old Navy, Pier 1 Imports, Ulta, ClaimJumper, The Jungle Fun Concord	$30.09
	Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%			78	El Super	$16.74
	Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	100.0%		113		(Target),Chuck E. Cheese, Marshalls	$26.01

Supplemental Information	26

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	100.0%				Sports Basement,TJ Maxx	$38.02
			CA		11,650	9,740	95.4%	97.0%	780	2,700
Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	354	141	91.2%			71	King Soopers, Hobby Lobby, Applejack Liquors, PetSmart, Homegoods, Sierra Trading Post, Ulta	$15.11
Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	88.6%			44	Safeway, Jo-Ann Fabrics, PETCO, Pier 1 Imports, HomeGoods	$18.87
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%			65	King Soopers	$20.80
Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	76.1%		53	53	(Safeway), One Hour Optical	$32.64
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	96.1%			62	King Soopers, Ace Hardware	$11.70
Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$11.44
Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	94.2%			72	King Soopers	$10.48
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%			66	Whole Foods, Barnes & Noble, Bicycle Village	$28.18
Crossroads Commons II	C	20%	CO	Boulder	20	4	65.8%				(Whole Foods), (Barnes & Noble, Bicycle Village)	$36.37
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.77
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	100.0%			66	King Soopers	$11.54
Kent Place	M	50%	CO	Denver-Aurora-Lakewood	48	48	100.0%			30	King Soopers	$21.25
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	98.5%			78	King Soopers	$11.08
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	95.0%			61	King Soopers	$11.89
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$32.84
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.50
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%			55	King Soopers	$11.75
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	96.3%		100	100	(King Soopers)	$27.82
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$13.51
Woodmen Plaza			CO	Colorado Springs	116	116	92.2%			70	King Soopers	$13.16
			CO		2,000	1,455	94.8%	95.5%	403	1,149
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%					$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%					$27.71
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	89.4%				Old Navy, The Clubhouse	$33.62
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	122	122	91.0%					$45.21
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	89.7%			60	ShopRite, Bed, Bath & Beyond, TJ Maxx, PetSmart, Walgreens, Staples	$14.84
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	93.1%			12	Trader Joe's	$50.55
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%			59	Stop & Shop, Kohl's, Rite Aid	$14.40
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	95.8%			10	Trader Joe's, Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More	$29.49

Supplemental Information	27

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	97.6%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$25.81
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	97.8%				Kohl's, Old Navy, Party City	$18.52
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	99.4%				Fairfield University Bookstore, Merril Lynch	$34.81
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$53.92
	Southbury Green			CT	New Haven-Milford	156	156	94.1%			60	ShopRite, Homegoods	$22.71
	The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	79.5%			22	The Fresh Market	$41.78
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		1,639	1,528	94.6%	94.5%	0	358
	Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandri	23	6	100.0%			12	Trader Joe's	$41.68
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	82.4%					$115.31
				DC		40	12	92.5%	90.5%	0	12
	Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.3%			49	Acme Markets	$14.92
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	89.7%				Rite Aid	$24.17
				DE		296	257	94.1%	94.8%	0	49
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%		58	58	(Lucky's)	$22.92
	Anastasia Plaza			FL	Jacksonville	102	102	95.1%			49	Publix	$13.88
	Atlantic Village			FL	Jacksonville	110	110	96.4%				LA Fitness, Pet Supplies Plus	$17.34
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	97	97	100.0%			49	Publix, CVS	$37.93
	Aventura Square			FL	Miami-Ft Lauderdale-W Palm Bch	144	144	79.3%				Bed, Bath & Beyond, DSW, Jewelry Exchange, Old Navy	$39.44
(2)	Banco Popular Building			FL	Miami-Ft Lauderdale-W Palm Bch	33	33	0.0%					$0.00
	Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	98.2%			66	Publix, Walgreens	$14.62
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	40	40	92.9%				Walgreens	$20.38
	Bird Ludlam			FL	Miami-Ft Lauderdale-W Palm Bch	192	192	98.5%			44	Winn-Dixie, CVS, Goodwill	$24.02
	Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	252	252	92.4%			48	Publix, Bealls, Dollar Tree, Home Centric, LA Fitness	$16.72
	Boca Village Square			FL	Miami-Ft Lauderdale-W Palm Bch	92	92	97.6%			36	Publix, CVS	$22.69
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	94.9%			46	Publix, Citi Trends, Pet Supermarket	$16.92
	Boynton Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	105	105	97.2%			54	Publix, CVS	$21.23
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	97.2%			20	The Fresh Market	$26.55
	Caligo Crossing			FL	Miami-Ft Lauderdale-W Palm Bch	11	11	61.0%		98		(Kohl's)	$73.33
	Carriage Gate			FL	Tallahassee	73	73	98.6%			13	Trader Joe's, TJ Maxx	$23.68
	Cashmere Corners			FL	Port St. Lucie	86	86	83.7%			44	WalMart	$14.16
	Charlotte Square			FL	Punta Gorda	91	91	91.1%			44	WalMart, Buffet City	$10.70
	Chasewood Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	151	151	97.1%			54	Publix, Pet Smart	$26.41
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	309	309	95.1%			78	Winn-Dixie, Home Depot, Big Lots, Dollar Tree, YouFit Health Club	$12.68
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	75	75	98.8%			25	Aldi, Walgreens	$32.83

Supplemental Information	28

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	93.2%			51	Publix	$14.33
Country Walk Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	101	101	90.3%			40	Publix, CVS	$19.92
Countryside Shops			FL	Miami-Ft Lauderdale-W Palm Bch	193	193	93.7%			46	Publix, Stein Mart, Ross Dress for Less	$19.03
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	96.8%		130	48	Publix, (Target), PETCO, Planet Fitness	$16.71
Fountain Square			FL	Miami-Ft Lauderdale-W Palm Bch	177	177	89.2%		140	46	Publix,(Target), Ross Dress for Less, TJ Maxx, Ulta	$26.28
Gardens Square			FL	Miami-Ft Lauderdale-W Palm Bch	90	90	98.7%			42	Publix	$18.35
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%				Best Buy, Barnes & Noble	$20.47
Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.5%			54	Publix	$16.37
Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-W Palm Bch	133	133	93.2%			50	Publix, Beall's	$15.86
Hammocks Town Center			FL	Miami-Ft Lauderdale-W Palm Bch	187	187	97.5%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena), YouFit Health Club, Goodwill, CVS	$17.24
Hibernia Pavilion			FL	Jacksonville	51	51	92.0%			39	Publix	$16.23
Homestead McDonald's			FL	Miami-Ft Lauderdale-W Palm Bch	4	4	100.0%					$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%			45	Publix	$16.55
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$16.57
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%				LA Fitness, Walgreens	$23.91
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	94.3%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$16.36
Lantana Outparcels			FL	Miami-Ft Lauderdale-W Palm Bch	17	17	100.0%					$22.45
Mandarin Landing			FL	Jacksonville	140	140	89.1%			50	Whole Foods, Office Depot, Aveda Institute	$18.04
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%			46	Publix	$18.79
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	98.6%			51	Publix	$17.53
Newberry Square			FL	Gainesville	181	181	45.7%			40	Publix, Dollar Tree	$10.16
Nocatee Town Center			FL	Jacksonville	110	110	97.7%			54	Publix	$20.83
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%			48	Publix	$15.31
Oakleaf Commons			FL	Jacksonville	74	74	98.1%			46	Publix	$15.43
Ocala Corners			FL	Tallahassee	87	87	95.9%			61	Publix	$15.55
Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$10.95
Pablo Plaza			FL	Jacksonville	161	161	98.4%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$17.33
Pavillion			FL	Naples-Immokalee-Marco Island	168	168	96.5%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$21.54
Pine Island			FL	Miami-Ft Lauderdale-W Palm Bch	255	255	98.0%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club	$14.51

Supplemental Information	29

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Pine Ridge Square			FL	Miami-Ft Lauderdale-W Palm Bch	118	118	97.0%			17	The Fresh Market, Bed, Bath & Beyond, Marshalls, Ulta	$18.22
	Pine Tree Plaza			FL	Jacksonville	63	63	100.0%			38	Publix	$14.76
(2)	Pinecrest Place			FL	Miami-Ft Lauderdale-W Palm Bch	70	70	94.0%		173	47	Whole Foods, (Target)	$39.67
	Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	99.7%			51	Publix, Eddie V's	$27.25
	Point Royale Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	202	202	98.4%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Tuesday Morning, Planet Fitness	$15.95
	Prosperity Centre			FL	Miami-Ft Lauderdale-W Palm Bch	124	124	96.3%				Bed, Bath & Beyond, Office Depot, TJ Maxx, CVS	$22.61
	Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	96.0%		66		AMC Theater, (Best Buy), (Macdill), Dollar Tree, Five Below, Marshall's, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy	$19.16
	Ryanwood Square			FL	Sebastian-Vero Beach	115	115	89.6%			40	Publix, Beall's, Harbor Freight Tools	$11.50
	Salerno Village			FL	Port St. Lucie	5	5	100.0%					$16.53
	Sawgrass Promenade			FL	Miami-Ft Lauderdale-W Palm Bch	107	107	90.3%			36	Publix, Walgreens, Dollar Tree	$12.39
	Seminole Shoppes	O	50%	FL	Jacksonville	87	44	96.8%			54	Publix	$23.23
	Sheridan Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	506	506	92.8%			66	Publix, Kohl's, LA Fitness, Office Depot, Ross Dress for Less, Pet Supplies Plus	$19.20
	Shoppes @ 104			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	97.5%			46	Winn-Dixie, CVS	$20.90
	Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	95.4%		97	45	Publix, (Kohl's), (Tutor Time)	$20.36
	Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-W Palm Bch	83	83	93.9%			42	Publix, YouFit Health Club	$15.41
	Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	100	100	100.0%			46	Publix	$22.61
	Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-W Palm Bch	27	27	100.0%		54	54	(Publix)	$25.13
	Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-W Palm Bch	200	200	94.1%			44	Publix, Stein Mart, Tuesday Morning, Bassett Furniture, Duffy's Sports Bar, CVS	$16.41
	Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%			61	Publix, (Walgreens)	$16.19
	Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-W Palm Bch	127	127	91.8%			48	Publix, Goodwill	$19.22
	Shoppes of Sunset			FL	Miami-Ft Lauderdale-W Palm Bch	22	22	94.8%					$25.09
	Shoppes of Sunset II			FL	Miami-Ft Lauderdale-W Palm Bch	28	28	74.2%					$22.85
	Shops at John's Creek			FL	Jacksonville	15	15	100.0%					$24.20
	Shops at Skylake			FL	Miami-Ft Lauderdale-W Palm Bch	287	287	92.9%			51	Publix, LA Fitness, TJ Maxx, Goodwill	$24.08
	South Beach Regional			FL	Jacksonville	308	308	98.4%			13	Trader Joe's, Home Depot, Stein Mart, Ross Dress for Less, Bed Bath & Beyond, Staples	$15.64
	South Point			FL	Sebastian-Vero Beach	65	65	97.8%			45	Publix	$16.99
	Starke			FL	Other	13	13	100.0%				CVS	$25.56
	Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	97.6%		143		Kohl's, (Target)	$7.12
	Tamarac Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	125	125	74.9%			38	Publix, Dollar Tree	$12.62

Supplemental Information	30

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	100.0%			52	Publix, LA Fitness	$22.09
	The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	93.6%					$23.51
(2)	The Village at Hunter's Lake			FL	Tampa-St. Petersburg-Clearwater	72	72	95.1%			29	Sprouts	$27.00
	Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	97.9%				Ross Dress for Less	$10.46
	Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%				PETCO, Pier 1 Imports	$32.39
	Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.6%			59	Publix, TJ Maxx	$16.87
	Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	95.0%			31	Lucky's, YouFit Health Club, Ross Dress for Less	$15.24
	University Commons			FL	Miami-Ft Lauderdale-W Palm Bch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$31.73
	Veranda Shoppes	NYC	30%	FL	Miami-Ft Lauderdale-W Palm Bch	45	13	97.3%			29	Publix	$27.11
	Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	98.8%			50	Publix, Walgreens, Stein Mart	$20.47
	Waterstone Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	61	61	100.0%			46	Publix	$16.97
	Welleby Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	110	110	93.7%			47	Publix, Dollar Tree	$13.82
	Wellington Town Square			FL	Miami-Ft Lauderdale-W Palm Bch	112	112	100.0%			45	Publix, CVS	$31.09
	West Bird Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	99	99	98.5%			38	Publix	$24.21
	West Lake Shopping Center			FL	Miami-Ft Lauderdale-W Palm Bch	101	101	96.8%			46	Winn-Dixie, CVS	$19.39
	Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%			51	Publix	$16.86
	Westport Plaza			FL	Miami-Ft Lauderdale-W Palm Bch	47	47	100.0%			28	Publix	$20.41
	Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	95.4%			44	Publix	$21.09
				FL		11,610	10,963	94.6%	94.6%	1,107	3,464
	Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	96.7%				Harbor Freight Tools	$22.34
	Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%				Michael's	$23.70
	Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%			43	Publix, Party City, Shoe Carnival, TJ Maxx	$16.72
	Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	82.4%			38	Publix	$17.26
	Brighten Park			GA	Atlanta-Sandy Springs-Roswell	137	137	98.9%			25	Lidl, Tuesday Morning, Dance 101	$27.14
	Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	100.0%					$28.78
	Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%				Nordstrom Rack, TJ Maxx, Bed Bath & Beyond, Saks Off Fifth, DSW, Cost Plus World Market, Old Navy, Ulta	$24.20
	Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	100.0%			41	Kroger	$17.24
	Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	93.7%			37	Publix	$21.75
	Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%			18	Aldi, CVS, HealthMarkets Insurance, Diazo Specialty Blueprint	$17.43
	Sope Creek Crossing			GA	Atlanta-Sandy Springs-Roswell	99	99	100.0%			45	Publix	$16.49
	Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	93.8%			44	Publix	$20.93
	Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	93.2%			18	The Fresh Market, Walgreens, Dunwoody Prep	$19.81
	Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	98.5%			31	Publix, Walgreens	$25.04

Supplemental Information	31

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	99.9%			30	Whole Foods	$38.49
	Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	83.5%			56	Kroger, Binders Art Supplies & Frames	$20.78
	Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	91.0%				HomeGoods, PETCO	$34.60
	Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	87.3%			48	Publix, The Juice Box	$9.68
	Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	100.0%			63	Kroger	$14.33
	Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	93.3%			12	Trader Joe's, Pier 1 Imports, Fox's	$24.58
	The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	37.8%				(CVS)	$12.50
	Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	85.4%					$25.93
				GA		2,134	2,065	94.6%	94.7%	0	551
	Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.1%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$11.28
	Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	78.3%				PETCO	$36.72
	Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	85.9%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$24.57
	Hinsdale			IL	Chicago-Naperville-Elgin	185	185	96.9%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$15.29
(2)	Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	95.7%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$28.11
	Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	96.2%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$17.33
	Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Ashley Furniture, Walgreens	$22.15
	Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	98.3%			63	Jewel-Osco, Blink Fitness	$12.34
	Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	94.3%			80	Mariano's Fresh Market, Goodwill	$19.06
	Willow Festival			IL	Chicago-Naperville-Elgin	404	404	97.3%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Best Buy, Ulta	$17.96
				IL		1,751	1,349	96.0%	95.7%	0	530
	Shops on Main	M	93%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.20
	Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	83.1%		64	64	(Kroger), Tuesday Morning	$17.79
	Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	100.0%			12	Trader Joe's	$26.26
				IN		418	335	96.5%	98.3%	64	116
	Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	97.0%			61	Stop & Shop, Modells Sporting Goods, Planet Fitness	$24.32

Supplemental Information	32

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Northborough Crossing	NYC	30%	MA	Worcester	646	194	97.5%			139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet, TJ Maxx, Michael's, PetSmart, Homegoods, Old Navy, Homesense	$13.19
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	93.2%			66	Stop & Shop	$21.74
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	93.3%			11	Trader Joe's, La-Z-Boy, PetSmart	$31.50
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$24.92
The Abbot			MA	Boston-Cambridge-Newton	65	65	4.1%					$0.00
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$21.10
Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%			36	Whole Foods	$27.20
			MA		1,657	1,149	94.3%	93.1%	0	657
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	94.6%			9	Trader Joe's	$39.12
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	93.8%			70	Shoppers Food Warehouse, CVS, Dollar Tree	$17.82
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	89.3%			10	Trader Joe's	$39.82
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	93.7%					$42.67
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	97.1%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$16.29
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%			44	Shoppers Food Warehouse	$21.31
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	104	42	100.0%			64	Lidl	$14.29
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	81.5%			18	Aldi,TJ Maxx, Ross Dress for Less, PetSmart, Michael's	$17.23
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	121	121	98.9%		75	63	Giant, (Sunrise)	$28.57
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	100.0%				LA Fitness, CVS	$27.31
Westbard Square			MD	Washington-Arlington-Alexandri	213	213	89.7%			55	Giant, Citgo, Bowlmor AMF	$32.48
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	69	28	99.4%				CVS	$33.51
			MD		1,400	754	93.2%	93.2%	75	374
Fenton Marketplace			MI	Flint	97	97	100.0%				Family Farm & Home, Michael's	$8.54
			MI		97	97	100.0%	100.0%	0	0
Apple Valley Square	RC	25%	MN	Minneapol-St. Paul-Bloomington	176	44	100.0%		87		Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory), (Aldi), Savers, PETCO	$16.05
Calhoun Commons	RC	25%	MN	Minneapol-St. Paul-Bloomington	66	17	100.0%			50	Whole Foods	$27.39
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	98.6%			44	Lund's	$24.79
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	96.4%				Kohl's, PetSmart, HomeGoods, TJ Maxx	$13.30
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	90.8%			89	CUB Foods	$13.40
			MN		665	205	97.0%	97.2%	87	183

Supplemental Information	33

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Brentwood Plaza			MO	St. Louis	60	60	100.0%			52	Schnucks	$10.91
	Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.19
	Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.02
	Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, (Target), (Lowe's), TJ Maxx, HomeGoods, Famous Footwear	$10.15
				MO		408	408	100.0%	100.0%	388	314
	Cameron Village	C	30%	NC	Raleigh	558	167	94.3%			87	Harris Teeter, The Fresh Market, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties, K&W Cafeteria, Pier 1 Imports,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry	$24.38
	Carmel Commons			NC	Charlotte-Concord-Gastonia	135	135	77.7%			14	The Fresh Market, Chuck E. Cheese, Party City	$25.08
	Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%			42	Harris Teeter, (Walgreens)	$17.08
	Market at Colonnade Center			NC	Raleigh	58	58	100.0%			40	Whole Foods	$27.62
	Glenwood Village			NC	Raleigh	43	43	100.0%			28	Harris Teeter	$17.16
	Harris Crossing			NC	Raleigh	65	65	98.3%			53	Harris Teeter	$9.23
	Holly Park			NC	Raleigh	160	160	99.9%			12	DSW, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$17.82
	Lake Pine Plaza			NC	Raleigh	88	88	100.0%			58	Harris Teeter	$13.27
(2)	Midtown East	O	50%	NC	Raleigh	159	79	94.2%			120	Wegmans	$23.06
	Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	88.4%			50	Harris Teeter	$18.91
	Ridgewood Shopping Center	C	20%	NC	Raleigh	93	19	91.5%			30	Whole Foods, Walgreens	$18.98
	Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	96.4%			53	Harris Teeter	$18.59
	Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	98.9%			46	Trader Joe's, Aldi, Fitness Connection, Staples	$19.21
	Southpoint Crossing			NC	Durham-Chapel Hill	103	103	98.4%			59	Harris Teeter	$16.97
	Sutton Square	C	20%	NC	Raleigh	101	20	89.7%			24	The Fresh Market	$20.49
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	100.0%			42	Whole Foods, Community Worx	$22.13
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	100.0%			49	Publix	$17.35
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	97.3%			41	Food Lion, ACE Hardware	$13.76
				NC		2,167	1,288	95.0%	95.4%	0	848
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	100.0%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Cost Plus World Market, Ulta	$36.78
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$29.52
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$14.17
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	89.0%			60	Shop Rite	$22.31

Supplemental Information	34

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	92.8%			70	ShopRite	$26.90
			NJ		572	333	96.4%	97.8%	0	258
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%			25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$125.79
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%			11	Trader Joe's, Staples, Michaels	$34.27
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	91.8%			18	Aldi, Bob's Discount Furniture, TJ Maxx, F21 Red, Blink Fitness	$39.70
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	100.0%			63	Stop & Shop	$47.27
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$48.40
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	98.7%				Petco	$39.73
Rivertowns Square	0		NY	New York-Newark-Jersey City	116	116	58.4%			18	Ulta, The Learning Experience	$35.86
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$24.66
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness, PETCO	$35.24
Westbury Plaza			NY	New York-Newark-Jersey City	394	394	97.4%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$25.47
			NY		1,509	1,424	91.3%	90.7%	0	357
Cherry Grove			OH	Cincinnati	196	196	98.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$12.21
East Pointe			OH	Columbus	109	109	98.7%			76	Kroger	$11.29
Hyde Park			OH	Cincinnati	401	401	100.0%			169	Kroger, Remke Markets, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls	$16.58
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%			65	Kroger	$12.97
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	91	Kroger, (Home Depot)	$11.67
Red Bank Village			OH	Cincinnati	176	176	99.2%			152	WalMart	$7.58
Regency Commons			OH	Cincinnati	34	34	74.3%					$26.16
West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.12
			OH		1,211	1,211	98.7%	98.7%	90	685
Corvallis Market Center			OR	Corvallis	85	85	90.9%			12	Trader Joe's, TJ Maxx, Michael's	$21.82
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Whole Foods, Rite Aid, Dollar Tree	$16.34
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	88.0%			41	Safeway, Planet Fitness	$20.01
Northgate Marketplace			OR	Medford	81	81	93.2%			13	Trader Joe's, REI, PETCO	$22.95
Northgate Marketplace Ph II			OR	Medford	177	177	97.4%				Dick's Sporting Goods, Homegoods, Marshalls	$17.02
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%			55	Safeway	$11.71

Supplemental Information	35

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$30.14
	Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	98.4%				Bed Bath & Beyond	$21.66
				OR		835	779	95.4%	95.0%	0	215
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Ahart's Market	$15.92
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	89.8%				Ross Dress for Less, TJ Maxx, Dollar Tree	$20.67
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	97.1%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$32.92
	Hershey			PA	Other	6	6	100.0%					$28.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Burlington Coat Factory, PETCO	$30.58
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	98.0%			51	Weis Markets	$24.15
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	86.5%			56	Acme Markets, Michael's	$18.86
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	95.1%			73	Valley Farm Market, Dollar Tree, Retro Fitness	$10.91
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	44.3%			51	-	$28.34
				PA		987	585	89.6%	92.3%	244	375
(2)	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Publix	$29.09
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$16.99
				SC		131	83	100.0%	100.0%	0	59
	Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%			55	Publix	$15.76
	Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	100.0%			75	Kroger, PETCO	$14.51
	Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%			84	Kroger, PETCO	$19.90
				TN		318	318	100.0%	100.0%	0	214
	Alden Bridge	USAA	20%	TX	Houston-Woodlands-Sugar Land	139	28	100.0%			68	Kroger, Walgreens	$21.23
	Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%			83	Kroger	$11.80
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	98.0%			40	Whole Foods	$27.87
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$27.08
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	94.3%			63	Kroger, CVS	$19.25
	Hancock			TX	Austin-Round Rock	410	410	55.1%			90	H.E.B, Twin Liquors, PETCO, 24 Hour Fitness, Firestone Complete Auto Care	$20.81
	Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$34.58
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%					$47.73
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	100.0%			79	H.E.B.	$25.46
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%			64	Tom Thumb	$16.82
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	87.4%		63	63	(Wal-Mart)	$27.04
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%			64	Tom Thumb	$20.94

Supplemental Information	36

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Market at Round Rock			TX	Austin-Round Rock	123	123	97.5%			30	Sprout's Markets, Office Depot, Tuesday Morning	$18.84
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	96.3%			100	Kroger	$16.54
	Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	95.4%			49	Tom Thumb, Ogle School of Hair Design	$18.44
	North Hills			TX	Austin-Round Rock	145	145	93.5%			60	H.E.B.	$23.41
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	94.7%			66	CVS, The Woodlands Childrens Museum, Gold's Gym	$23.13
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%			64	Kroger	$14.79
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	90.4%			30	H.E.B. , Central Market, Talbots	$34.91
	Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	89.8%			61	Kroger	$14.33
	Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$23.56
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	99.3%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$13.75
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	97.2%			63	Kroger,CVS	$21.05
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	100.0%			65	Kroger, Walgreens	$18.24
	Tech Ridge Center			TX	Austin-Round Rock	215	215	88.7%			84	H.E.B., Pinstack	$23.07
(2)	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	96.9%			100	Kroger	$16.83
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	99.1%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Bike Barn	$20.73
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	98.9%			52	Randalls Food, Walgreens, PETCO, Jo-Ann's, Tuesday Morning, Homegoods	$20.41
	Westwood Village			TX	Houston-Woodlands-Sugar Land	187	187	99.2%		127		(Target), Gold's Gym, PetSmart, Office Max, Ross Dress For Less, TJ Maxx	$21.11
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	98.5%			45	Whole Foods	$29.41
				TX		3,982	3,326	92.4%	91.3%	271	1,682
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$16.02
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	100.0%			40	Whole Foods, Cooper's Hawk Winery	$31.54
	Braemar Village Center	RC	25%	VA	Washington-Arlington-Alexandri	104	26	98.1%			58	Safeway	$24.49
(2)	Carytown Exchange	M	32%	VA	Richmond	116	38	49.5%			38	Publix, CVS	$18.40
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	98.9%			55	United States Coast Guard Ex	$19.59
	Point 50			VA	Washington-Arlington-Alexandri	48	48	81.5%			30	Whole Foods	$29.08
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	67	82.6%			65	Grocer, Homesense	$30.06
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	100.0%			50	Giant	$26.34
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	98.7%			62	Giant, Bob's Discount Furniture, CVS,Ross Dress for Less, Marshalls, Planet Fitness	$27.91

Supplemental Information	37

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	95.6%			18	Aldi, Tractor Supply Company, Harbor Freight Tools, Tuesday Morning	$9.08
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	100.0%			20	Earth Fare	$38.13
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$31.89
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	132	26	90.5%			63	Shoppers Food Warehouse	$24.27
	Market Common Clarendon			VA	Washington-Arlington-Alexandri	421	421	72.7%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, Jumping Joeys, Equinox	$35.34
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	100.0%			56	Giant	$21.76
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	91.4%			52	Harris Teeter	$20.84
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	99.0%			122	Wegmans	$21.85
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	301	60	97.4%			48	Giant, Gold's Gym, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$28.02
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	89.2%			45	Publix, CVS	$24.85
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	91.5%				CVS, Fashion K City	$27.89
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	100.0%		141	59	Safeway, (Target)	$26.45
				VA		3,017	1,590	90.9%	89.5%	141	994
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	69.0%					$18.58
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	98.8%			49	Safeway, TJ Maxx	$16.88
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	98.2%			12	Trader Joe's, LA Fitness, Ross Dress for Less	$24.69
(2)	Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	115	57	94.8%			25	PCC Community Markets, Bright Horizons, West Marine,Trufusion, Kaiser Permanente, Prokarma	$32.87
	Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	98.4%			64	Quality Food Centers, Gold's Gym, Urban Outfitters	$27.30
	Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.6%			49	Safeway, Jo-Ann Fabrics, Ross Dress For Less, Big Lots, Fplanet Fitness, Big 5 Sporting Goods, Dollar Tree	$12.64
	Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	100.0%			29	Safeway, Rite Aid	$29.10
	Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	100.0%			45	Safeway, Regal Cinemas, Dick's Sporting Goods, Marshalls, Ulta , Bevmo!	$25.25
	Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	80.3%					$41.98
	Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$34.62
	Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	85.3%					$33.79
	Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	93	37	95.3%		230	13	Marshalls, Bevmo!, Grocer	$28.21
	Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	95.7%			41	Quality Food Centers, Rite Aid	$24.70

Supplemental Information	38

Portfolio Summary Report By State

March 31, 2020

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	100.0%			50	Whole Foods, Bartell, Guitar Center, LA Fitness	$26.43
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	98.3%		55	67	Trader Joe's, (Safeway), Bartell Drugs	$34.95
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$30.99
			WA		1,735	1,163	97.6%	97.8%	437	484

Regency Centers Total					52,226	42,496	94.5%	95.0%	4,088	16,628

(1)	Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)	Non-Same Property

Note: In-process developments are bolded and italicized.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
M:	Co-investment Partnership with Minority Partner
NYC:	Co-investment Partnership with NYCRF
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
RLP:	Co-investment Partnership with Rider
USAA:	Co-investment Partnership with USAA

Supplemental Information	39

Components of Net Asset Value (NAV)

As of March 31, 2020

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 6)	$186,492
Share of JV NOI (page 8)	$26,901
Less: Noncontrolling Interests (page 8)	$(1,716)

Base Rent from leases signed but not yet rent-paying - Current Quarter
Retail Operating Properties including redevelopments	$3,574

Real Estate - In-Process Developments
In-Process Development (In Construction)(1)
REG's Estimated Net GAAP Project Costs(3) (page 17, footnote)	$42,411
% of Costs Incurred (page 17)	54.00%
Construction in Progress	$22,902

In-Process Development (Under Review)(2)
REG's Estimated Net GAAP Project Costs3 (page 17, footnote)	$38,921
% of Costs Incurred (page 17)	17%
Construction in Progress	$6,617

NOI from In-Process Development - Current Quarter
Proforma Stabilized NOI from current quarter completions	$—
In-place NOI from In-Process Developments (In Construction)	$20

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,816

Less: Share of JV's Total fee income - Current Quarter (page 7)	$(304)

Other Assets
Estimated Market Value of Undeveloped Land
Land held for sale or future development	$43,332
Outparcels at retail operating properties	16,106
Total Estimated Market Value of Undeveloped Land	$59,438

Wholly Owned Assets (page 3)
Cash and Cash Equivalents	$736,845
Tenant and other receivables, excluding Straight line rent receivables	$40,959
Other Assets, excluding Goodwill	$85,670
Share of JV Assets (page 6)
Cash and Cash Equivalents	$22,589
Tenant and other receivables, excluding Straight line rent receivables	$4,209
Other Assets	$18,408

Less: Noncontrolling Interests (page 6)	$(3,172)

Supplemental Information	40

Liabilities
Wholly Owned Debt Outstanding (page 12)
Mortgage Loans	$495,821
Unsecured Public/Private Notes	2,975,000
Unsecured Credit Facilities	970,000
Total Wholly Owned Debt Outstanding	$4,440,821

Share of JV Debt Outstanding (page 14)	$532,932

Other Wholly Owned Liabilities (page 3)
Accounts Payable and Other Liabilities	$194,835
Tenants' Security and Escrow Deposits	$48,573
Other Share of JV Accounts Liabilities (page 6)
Accounts Payable and Other Liabilities	$28,201
Tenants' Security and Escrow Deposits	$3,486

Less: Noncontrolling Interests (page 6)	$(47,341)

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	170,386

(1)	Includes Carytown PH I, The Village at Hunter's Lake
(2)	Includes Culver Public Market, and Carytown PH II
(3)	Includes additional interest and overhead capitalization

Supplemental Information	41

Glossary of Terms

March 31, 2020

Core Operating Earnings:  An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from NAREIT FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO to Core Operating Earnings.

Development Completion:  A Property in Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year.

Fixed Charge Coverage Ratio:  Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

NAREIT Funds From Operations (NAREIT FFO):  NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition.  Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions.  Since NAREIT FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO.

Net Operating Income (NOI):  The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income.  NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property:  During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods.  Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property.  Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre:  NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income to NAREIT EBITDAre to Operating EBITDAre.

Property In Development:   Properties in various stages of ground-up development.

Property In Redevelopment:   Retail Operating Properties under redevelopment or being positioned for redevelopment.  Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property:   Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Same Property:   Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information	42